                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Keystone Quality Bond Fund (B-1)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Keystone Diversified Bond Fund (B-2)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Keystone High Income Bond Fund (B-4)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X]No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Keystone Balanced Fund (K-1)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:

    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Keystone Strategic Growth Fund (K-2)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Keystone Growth and Income Fund (S-1)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Keystone Mid-Cap Growth Fund (S-3)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X] No fee required

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
   (5) Total Fee Paid:
--------------------------------------------------------------------------------
   [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount previously paid:
--------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
   (3) Filing Party:
--------------------------------------------------------------------------------
   (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    Keystone Small Company Growth Fund (S-4)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Keystone International Fund Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   Keystone Institutional Adjustable Rate Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Keystone Institutional Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     Keystone Precious Metals Holdings, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Keystone Tax Free Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                            KEYSTONE FAMILY OF FUNDS
                               200 BERKELEY STREET
                        BOSTON, MASSACHUSETTS 02116-5034
                         TELEPHONE NUMBER (617) 338-3200


               NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 9, 1996


                   KEYSTONE QUALITY BOND FUND (B-1) ("B-1")
                 KEYSTONE DIVERSIFIED BOND FUND (B-2) ("B-2")
                 KEYSTONE HIGH INCOME BOND FUND (B-4) ("B-4")
                      KEYSTONE BALANCED FUND (K-1) ("K-1")
                   KEYSTONE STRATEGIC GROWTH FUND (K-2) ("K2")
                KEYSTONE GROWTH AND INCOME FUND (S-1) ("S-1")
                  KEYSTONE MID-CAP GROWTH FUND (S-3) ("S-3")
               KEYSTONE SMALL COMPANY GROWTH FUND (S-4) ("S-4")
                 KEYSTONE INSTITUTIONAL ADJUSTABLE RATE FUND
                               ("ADJUSTABLE RATE")
                          KEYSTONE INSTITUTIONAL TRUST
                                ("INSTITUTIONAL")
                        KEYSTONE INTERNATIONAL FUND INC.
                                ("INTERNATIONAL")
                     KEYSTONE PRECIOUS METALS HOLDINGS, INC.
                               ("PRECIOUS METALS")
                       KEYSTONE TAX FREE FUND ("TAX FREE")

To the Shareholders of the Keystone Family of Funds:

    A Joint Special Meeting (the "Meeting") of shareholders of each fund listed above (each a "Fund") will be held at the offices of the Funds, 200 Berkeley Street, Boston, Massachusetts, on Monday, December 9, 1996, at 3:00 P.M., Boston time, for the purpose of considering and acting upon the following proposals:

    1.* FOR THE SHAREHOLDERS OF ALL FUNDS, to elect Trustees** of each Fund, subject, in the case of International, to adoption of Proposal 3 below.

    2.* FOR THE SHAREHOLDERS OF ALL FUNDS, to approve an Investment Advisory and Management Agreement between each Fund and Keystone Investment Management Company, substantially as described in the accompanying Proxy Statement.

    3. FOR THE SHAREHOLDERS OF INTERNATIONAL ONLY, to approve an amendment to the Fund's By-Laws to permit the Board of Directors to fix the number of Directors from time to time.

    4. FOR SHAREHOLDERS OF EACH OF INTERNATIONAL AND PRECIOUS METALS ONLY, to ratify the selection of KPMG Peat Marwick LLP as the independent public accountant of each Fund for its current fiscal year.


    5. To transact such other business as may properly come before the Meeting or any adjournments thereof.


    * Proposals 1 and 2, if approved, will not become effective unless the proposed merger of Keystone Investments, Inc. with and into an affiliate of First Union Corporation, as described in the accompanying Proxy Statement, becomes effective.


    ** As used in this Notice, the term "Trustee" includes each Director of International and Precious Metals.

    Shareholders of record of each Fund at the close of business on October 18, 1996 are entitled to receive notice of and to vote at the Meeting and any adjournments thereof on any matters relating to that Fund.


                By order of the Board of Trustees of each Fund,


                Rosemary D. Van Antwerp
                Secretary


October 21, 1996

PLEASE FILL IN, DATE AND SIGN YOUR PROXY - NOW - AND MAIL IT - TODAY - IN THE STAMPED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. IN ORDER TO AVOID UNNECESSARY EXPENSE OR DELAY, YOUR PROMPT RESPONSE IS REQUESTED, NO MATTER WHAT SIZE YOUR HOLDINGS MAY BE.

                   KEYSTONE QUALITY BOND FUND (B-1) ("B-1")
                 KEYSTONE DIVERSIFIED BOND FUND (B-2) ("B-2")
                 KEYSTONE HIGH INCOME BOND FUND (B-4) ("B-4")
                      KEYSTONE BALANCED FUND (K-1) ("K-1")
                  KEYSTONE STRATEGIC GROWTH FUND (K-2) ("K-2")
                KEYSTONE GROWTH AND INCOME FUND (S-1) ("S-1")
                  KEYSTONE MID-CAP GROWTH FUND (S-3) ("S-3")
               KEYSTONE SMALL COMPANY GROWTH FUND (S-4) ("S-4")
                 KEYSTONE INSTITUTIONAL ADJUSTABLE RATE FUND
                               ("ADJUSTABLE RATE")
                          KEYSTONE INSTITUTIONAL TRUST
                                ("INSTITUTIONAL")
                        KEYSTONE INTERNATIONAL FUND INC.
                                ("INTERNATIONAL")
                     KEYSTONE PRECIOUS METALS HOLDINGS, INC.
                               ("PRECIOUS METALS")
                       KEYSTONE TAX FREE FUND ("TAX FREE")

                               200 BERKELEY STREET
                        BOSTON, MASSACHUSETTS 02116-5034
                         TELEPHONE NUMBER (617) 338-3200

                             PROXY STATEMENT FOR THE
                      JOINT SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 9, 1996


    The accompanying Proxy is solicited by the Board of Trustees(1) of each of the above funds (each a "Fund"), as applicable, to be used at a Joint Special Meeting and any adjournment or adjournments thereof (the "Meeting") of their shareholders. The proxy material is expected to be mailed to shareholders on or about October 25, 1996. The purpose of the Meeting is to consider proposals ("Proposals") relating to the proposed merger (the "Merger") of Keystone Investments, Inc. (the corporate parent of the Funds' investment adviser and their principal underwriter) with and into an affiliate of First Union Corporation, a multibank holding company, as described herein, as well as certain other Proposals.




----------
(1) As used in this Proxy Statement, the term "Trustee" includes each Director of International and Precious Metals.

    Certain terms used throughout this Proxy Statement are defined in the text. There is also a "Definitions" section at the end of this Proxy Statement.


    All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each Proposal as to which it is entitled to be voted. Abstentions do not constitute votes "for" a Proposal, have the same effect as votes "against" a Proposal, and are treated as shares present at the Meeting for the purpose of determining whether a quorum is present at the Meeting. Broker non-votes (i.e., Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote each share ("Share") on a particular matter with respect to which the brokers or nominees do not have discretionary power) do not constitute votes "for" or "against" a Proposal and are disregarded for purposes of determining a quorum and for every other purpose relating to such Proposal.


    Any shareholder may revoke his or her Proxy at any time before it is voted by (i) giving written notice of revocation to the Secretary of the Fund, (ii) properly executing and delivering a later-dated Proxy or (iii) appearing in person at the Meeting to vote his or her Shares.


    The Boards of Trustees know of no business which will be presented for consideration at the Meeting other than that set forth in Proposals 1 through 4 of the Notice of Meeting. If any other matters are properly presented, it is the intention of the persons designated as Proxies (Messrs. Bissell and Elfner and Ms. Van Antwerp) to vote such Proxies in accordance with their judgment on such matters.

    Shareholders of record of each Fund at the close of business on October 18, 1996 are entitled to notice of and to vote at the Meeting. See Exhibit F hereto for the shares of each Fund outstanding on October 1, 1996. Each Share is entitled to one vote on all matters described herein.


    FUNDS AFFECTED BY EACH PROPOSAL AND VOTES REQUIRED FOR ADOPTION OF EACH PROPOSAL

    The following sets forth the Funds for which each Proposal is being made and the shareholder votes required to adopt each Proposal:


PROPOSAL                                         AFFECTED FUNDS
--------                                         --------------
1. Election of Trustees                          All Funds
2. Approval of New Investment Advisory           All Funds
   and Management Agreement
3. Amendment to By-Laws                          International
4. Ratification of Selection of Accountant       International and Precious
                                                 Metals

EACH FUND, EXCEPT INTERNATIONAL:
    Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the Shares xrepresented at the Meeting, if more than 50% of the outstanding Shares are represented.

ALL FUNDS:
    Approval of Proposal 2 requires the affirmative vote of the holders of (a) 67% of the Shares represented at the Meeting, if more than 50% of the Shares outstanding are represented, or (b) more than 50% of the outstanding Shares, whichever is less.


INTERNATIONAL:
    Approval of Proposals 1, 3 and 4 requires the affirmative vote of the holders of a majority of the Shares represented at the Meeting, if more than 25% of the Shares outstanding are represented.

PRECIOUS METALS:
    Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the Shares represented at the Meeting, if more than 50% of the outstanding Shares are represented.

                                  INTRODUCTION


    The Proposed Merger. Keystone Investments, Inc. ("Keystone Investments") is the corporate parent of wholly-owned operating subsidiaries (which together with Keystone Investments are sometimes referred to herein as "Keystone") which include the Funds' investment adviser and manager, principal underwriter and transfer agent. Keystone has provided investment advisory and management, underwriting, distribution, administrative, transfer agency and trustee services to mutual funds and private accounts since Keystone Investment Management Company ("KIMCO"), the Funds' investment adviser, was organized in 1932. Keystone Management, Inc. ("Keystone Management") serves as investment manager of certain of the Funds. In connection with the Merger, it is proposed that all of the functions currently performed by Keystone Management for such Funds be assumed by KIMCO, as more fully described below. Keystone currently manages and advises 32 mutual funds and other clients with assets which in the aggregate total over $11 billion. Keystone Investments has entered into an Agreement and Plan of Acquisition and Merger, dated September 6, 1996, as the same may be amended from time to time (the "Merger Agreement"), with First Union Corporation ("First Union"), its wholly-owned subsidiary (except for directors' qualifying shares), First Union National Bank of North Carolina ("FUNB-NC"), and First Union Keystone, Inc. ("FKI"), a newly organized wholly-owned subsidiary of FUNB-NC. The principal offices of First Union, FUNB-NC and FKI are at One First Union Center, Charlotte, North Carolina 28288. The Merger Agreement provides for the merger (the "Merger") of Keystone Investments with and into FKI, which will then adopt the name "Keystone Investments, Inc." ("New Keystone Investments").

    First Union is a publicly owned multibank holding company registered under the federal Bank Holding Company Act of 1956, as amended. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses through offices in 38 states and four foreign countries. The Capital Management Group ("CMG") of FUNB-NC manages, advises or otherwise oversees the investment of over $34 billion in assets belonging to a wide range of institutional, trust and individual clients, including registered investment companies, or series thereof, with assets of approximately $8.1 billion. Evergreen Asset Management Corp. and Lieber & Company, wholly-owned subsidiaries of FUNB-NC, serve as investment adviser, manager, and/or subadviser to institutional, trust and individual clients, including registered investment companies, or series thereof, with assets totalling approximately $8 billion. The registered investment companies for which FUNB-NC, Evergreen Asset Management Corp. and Lieber & Company serve as manager, investment adviser and/or subadviser are referred to collectively as the "Evergreen funds."

    Evergreen Asset Management Corp. also provides administrative services to the Evergreen funds and, to the extent it is not obligated to provide such services under the investment advisory agreements into which it has entered with certain of the Evergreen funds, receives an administrative fee based on each Fund's average annual net assets. Lieber & Company, in addition to being a registered investment adviser, is a broker-dealer and member of the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Lieber & Company provides brokerage services to the investment companies managed by Evergreen Asset Management Corp. and to certain institutions and individuals. First Union Brokerage Services, Inc. ("FUBS"), a wholly-owned subsidiary of FUNB-NC, is a registered broker-dealer that is principally engaged in providing retail brokerage services, consistent with its federal banking authorizations. FUBS currently acts as a selected dealer for shares of the Evergreen funds and it is expected that, following the Merger, FUBS will also become a selected dealer for shares of the Funds. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing and underwriting services. First Union's banking subsidiaries, with operations in North Carolina, South Carolina, Georgia, Florida, Tennessee, Virginia, Maryland, the District of Columbia, New Jersey, Delaware, Connecticut, Pennsylvania and New York, engage in domestic retail banking, worldwide commercial banking, trust banking, investment management and other financial services and banking related activities. First Union's non-bank financial services-related subsidiaries provide many additional services, including mortgage banking, insurance, home equity lending, leasing, investment banking, insurance, and securities brokerage services.

    In the Merger, First Union will issue shares of its voting common stock ("First Union Common Stock") and options thereon to the beneficial owners of all of Keystone Investments' outstanding voting common stock ("Keystone Stock") and options thereon. Substantially all of the outstanding shares of Keystone Stock and options thereon are beneficially owned by certain of Keystone's present and former officers and employees and members of their families and trusts established by them (collectively referred to herein as Management). Except for 140,042 shares held by the Keystone Investments, Inc. Savings and Investment Plan and certain unaffiliated stockholders, all of the Keystone Stock outstanding as of the date hereof is held pursuant to eight voting trust agreements ("voting trusts") for which certain of Keystone's senior officers and directors are the voting trustees. A majority of the outstanding Keystone Stock, totalling 52%, is held by seven senior officers or directors and a spouse of one such individual, and is subject to two of such voting trusts. These officers and directors, who may be deemed to control Keystone, are Messrs. George S. Bissell, Albert H. Elfner, III, Ralph J. Spuehler, Jr., Stephen J. Arpante, Philip M. Byrne, Edward F. Godfrey and Roger T. Wickers and, together with such spouse, are referred to herein as the "Controlling Stockholders". Their address is 200 Berkeley Street, Boston, Massachusetts 02116. Each of Messrs. Bissell, Elfner, Spuehler, Godfrey and Byrne is also an "affiliated person" of Keystone Investments (as defined under the 1940 Act). The Controlling Stockholders have agreed to have their Keystone Stock voted in favor of the Merger at a Special Meeting of Stockholders of Keystone Investments to be held on December 2, 1996 and, accordingly, it is expected that the Merger Agreement will be approved at such Special Meeting.

    The Merger Agreement provides that First Union will issue in the Merger 2,912,000 shares of First Union Common Stock which, at September 6, 1996, had an aggregate value of $186,004,000. The number of shares that will ultimately be issued upon the Merger is subject to certain adjustments, including an adjustment downwards of 13.5% in the event that net redemptions of shares of the Funds and certain other Keystone funds prior to the effective date of the Merger equal or exceed in the aggregate 15% of the net asset value of the outstanding shares of such funds on September 6, 1996. In addition, in the event that the average per share market price of First Union Common Stock over a period of ten trading days ending on the day five business days prior to the Effective Date (as defined herein) declines by a certain amount determined with reference to the market prices of shares of a certain peer group of bank holding companies, Keystone Investments will have the option to terminate the Merger Agreement, subject to the right of First Union to increase the aggregate number of shares of First Union Common Stock to be issued in the Merger to compensate for such a decline in accordance with the Merger Agreement. Assuming the consummation of the Merger during the month of December, 1996 an estimated 2,523,089 shares of First Union Common Stock, having an aggregate market value as of October 16, 1996 of $171,570,052 would be issuable in exchange for all of the shares of Keystone Stock. The balance of the First Union Common Stock issuable in the Merger will be paid to assignees of Keystone TA Limited Partnership ("KTLP"), a former shareholder of Keystone Investments, which assisted current management in a leveraged buyout of Keystone Investments in 1989, pursuant to an agreement with Keystone Investments.

    Under current federal banking law, an officer or director of a bank holding company, or a subsidiary thereof, is prohibited from serving as an officer or director of an open-end investment company. Accordingly, Mr. Bissell, the current Chairman of the Funds' Boards of Trustees, who is standing for re-election to such Boards and is currently a director of Keystone Investments, will be prohibited from becoming a director of New Keystone Investments, which will be a wholly-owned subsidiary of FUNB-NC following the Merger. Mr. Bissell will receive approximately 15.97% of the shares of First Union Common Stock issued to Management. (Receipt by Mr. Bissell may include receipt by family members and trusts established by him.) Mr. Elfner, the President and a Trustee of each of the Funds, is not standing for re-election and will resign as the President of each Fund if the Merger is consummated. Mr. Elfner is a director and chief executive officer of Keystone Investments and will continue as such of New Keystone Investments following the Merger. He will receive approximately 9.77% of the shares of First Union Common Stock issued to Management. In addition to the shares of First Union Common Stock to be issued in the Merger as the consideration for the acquisition by New Keystone Investments of Keystone Investments' assets through the Merger, New Keystone Investments will, also through the Merger, assume all of Keystone Investments' liabilities as of the Effective Date, estimated at that time to be approximately $182,000,000, including senior secured notes in the amount of $145,000,000.

    The Merger is expected to become effective on December 11, 1996, or a later agreed date (the "Effective Date"), upon the satisfaction of specified terms and conditions including, among other things, receipt of all necessary regulatory approvals. Consummation of the Merger is conditioned on First Union and Keystone Investments receiving, or obtaining a waiver of the requirement to receive, all necessary approvals by governmental regulatory authorities, including approvals of the Office of the Comptroller of the Currency and the Federal Reserve Board and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Consummation of the Merger is subject to a number of additional conditions, including the approvals proposed hereby of new investment advisory and management agreements. To satisfy this condition, shareholders of Keystone funds which, in the aggregate, provided at least 90% of the management and advisory fees paid to Keystone by all of the Keystone funds for the twelve months ended August 31, 1996 must approve such proposed agreements.

    If the Merger is consummated, First Union, indirectly, and FUNB-NC, directly, will own all of the outstanding voting securities of New Keystone Investments, which in turn will own directly or indirectly all of the outstanding voting securities of the Keystone operating (and any other) subsidiaries, including the Funds' investment adviser and manager, principal underwriter, transfer agent and shareholder services provider. Such new ownership will constitute a change in the identity and control ("Change in Control") of Keystone Investments and its direct and indirect subsidiaries, which will cause the Funds' current investment advisory and management agreements, including subadvisory agreements, where applicable, and principal underwriting agreements, to terminate automatically in accordance with their terms, as required by the Investment Company Act of 1940, as amended (the "1940 Act"). Such terminations will necessitate adoption of new agreements for provision of such services. Shareholder approvals of the new investment advisory and management agreements, including new subadvisory agreements, where applicable, are proposed and described herein. Shareholder approvals of new underwriting and other agreements for distribution-related services, as described below, are not required. Such agreements have been acted upon only by each Fund's Board of Trustees, including a majority of the Independent Trustees (Trustees who are independent, i.e., not "interested persons", as defined in the 1940 Act, and who have no direct or indirect financial interest in such agreements). All new investment advisory and management agreements are proposed to be with KIMCO, which is currently the investment manager or adviser, or both, of the Keystone funds, and with the current subadvisers, where applicable. Keystone Management, which is the investment manager of some of the Funds, will not remain as such. The consolidation of all investment advisory services for the Funds under KIMCO will not involve any material changes in the services provided to Funds for which Keystone Management currently serves as manager. All of the proposed investment advisory and management agreements will, except as indicated above, be substantively identical to the existing investment advisory and management agreements. EACH FUND'S ADVISORY FEE RATE WILL REMAIN UNCHANGED. (SEE "ADVISORY FEE WAIVERS AND EXPENSE SUBSIDIES" BELOW.)

    Following the consummation of the Merger, First Union does not have any current intention to make any immediate significant changes in the way that New Keystone Investments provides investment advisory and management services to the Funds. To facilitate this continuity, Keystone Investments (the obligations of which will be assumed by New Keystone Investments) has entered into employment contracts, effective as of the Effective Date, with each of three directors and executive officers of Keystone Investments (Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr.). Among other things, each such employment contract provides for a payment to be made at the end of the one-, two- and/or three-year periods following the Effective Date during which Messrs. Elfner, Godfrey or Spuehler, as the case may be, remains an employee of Keystone in his present or substantially equivalent positions. Each annual payment would equal $440,000 for Mr. Elfner, $345,000 for Mr. Godfrey and $220,000 for Mr. Spuehler. Such payments would also be made under certain circumstances following termination of the employment of Messrs. Elfner, Godfrey or Spuehler, respectively, and the expiration of a one-year non-compete period following such termination. Messrs. Elfner and Godfrey are expected to continue to be actively involved in providing services to the Funds to substantially the same extent to which each has historically been involved. Mr. Spuehler is expected to be actively involved in providing transfer agency and other shareholder services to the Funds. Mr. Spuehler was the President of the Funds' transfer agent from 1987 to 1995. Under federal banking regulations, neither Mr. Elfner nor Mr. Godfrey will be able to continue as an officer of the Funds.

    If the Merger is consummated, Keystone Investment Distributors Company ("KID") (which is currently the principal underwriter of all of the Keystone funds except Adjustable Rate and Institutional, whose principal underwriter at present is Fiduciary Investment Company, Inc.) would no longer be able to act as principal underwriter of such Funds due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB-NC and their affiliates, that prohibit such entities from acting as the underwriters or distributors of mutual fund shares. However KID will continue to receive compensation from such Funds or such Funds' principal underwriter in respect of underwriting and distribution services performed prior to the consummation of the Merger and, following the consummation of the Merger, is expected to be compensated by such Funds or their principal underwriter for providing certain marketing support services to such Funds or their principal underwriter. In view of the foregoing, such Funds' Boards of Trustees, as well as the Boards of Trustees of Adjustable Rate and Institutional, approved the appointment of Evergreen Funds Distributor, Inc. ("EFD"), an affiliate of Furman Selz LLC ("Furman Selz"), as principal underwriter of the Funds at their meeting held on September 5, 1996, effective upon the consummation of the Merger. At that time the Boards also approved the amendment of the existing underwriting agreements with KID to permit KID to continue to receive payments from the Funds with respect to distribution and underwriting services rendered prior to the Merger, and the entry by EFD into marketing services agreements with KID which provide for KID to furnish post-Merger marketing support and services. The address of EFD and Furman Selz is 230 Park Avenue, New York, New York. EFD is currently the principal underwriter of the Evergreen funds.

    Furman Selz, which currently acts as sub-administrator to the Evergreen funds and which is expected to act as such for the Funds following the Merger, is a registered investment adviser and broker-dealer that provides services to a wide range of clients including investment companies, institutions and individuals. In addition, Furman Selz, either directly or through wholly-owned subsidiaries such as EFD, provides underwriting and distribution services to investment companies, including investment companies managed by banks or bank affiliates, such as FUNB-NC and Evergreen Asset Management Corp., which themselves are prohibited from acting as principal underwriters for registered investment companies. In connection with the foregoing, Furman Selz has entered into an agreement with BISYS Group, Inc. ("BISYS"), pursuant to which Furman Selz has agreed to sell to BISYS its mutual funds administration and distribution business. Pursuant to the terms of the agreement between BISYS and Furman Selz, EFD will become a wholly-owned subsidiary of BISYS. It is not expected that the acquisition of the mutual funds administrative and distribution business by BISYS will affect the services provided by EFD.

    As principal underwriter of the Funds following consummation of the Merger, EFD shall: (i) make payments to securities dealers and others engaged in the sale of Shares; and (ii) make payments of principal and interest in connection with the financing of commission payments made in connection with the sale of Shares. EFD and/or KID may also do the following: (i) provide telephone facilities and shareholder services; (ii) formulate and implement marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;
(iii) prepare, print and distribute sales literature; (iv) prepare, print and distribute Prospectuses of the Funds and reports for recipients other than existing shareholders of the Funds; (v) provide to the Funds such information, analyses and opinions with respect to marketing and promotional activities as the Funds may, from time to time, reasonably request; and (vi) provide to the Funds such other marketing-related and promotional services as the Funds may, from time to time, reasonably request.

    In the case of Shares sold with a front-end sales charge, EFD may retain the difference between the current offering price of Shares, as set forth in the current Prospectus for each Fund, and their net asset value, less any reallowance that is payable in accordance with the sales charge schedule in effect at any given time with respect to the Shares. In the case of Shares of the Funds subject to a contingent deferred sales charge ("CDSC"), EFD may retain any CDSCs payable with respect to the redemption of any Shares.

    EFD will receive compensation from the Funds under the Rule 12b-1 distribution plans adopted by each of the Funds in the form of distribution fees. EFD may pay all or part of the distribution fees to KID for the marketing-related services described above. In addition, KID will continue to receive all or part of the fees payable by the Funds under the distribution plans in respect of services rendered prior to the consummation of the Merger. The annual rate of charges payable by the Funds after the Merger under the proposed distribution arrangements with EFD (including the marketing services arrangement with KID) will not be greater than the annual rate of charges currently payable by the Funds under their arrangements with KID. EFD intends to obtain financing from FUNB-NC for advanced commission payments made in connection with the sale of certain classes of Shares at market interest rates for this type of financing. EFD may sell, assign, pledge or hypothecate its rights to receive compensation as principal underwriter of the Funds in connection with the financing of such commission payments made by EFD at the time Shares are sold, to Mutual Fund Funding 1994-1, a bankruptcy remote subsidiary of Furman Selz, or such other entity as may be created for this purpose, and Mutual Fund Funding 1994-1, or such other entity, may in turn pledge or assign such rights to FUNB-NC as lender to secure the financing of such commission payments.

    If the Merger is consummated, the Funds' transfer agent, Keystone Investor Resources Center, Inc. ("KIRC"), an indirect subsidiary of Keystone Investments, will become an indirect subsidiary of New Keystone Investments, FUNB-NC and First Union. KIRC is expected to become the transfer agent and shareholder services provider for the Evergreen funds, which will substantially increase KIRC's operations. For additional information, see the section of this Proxy Statement entitled "General Information."

    There is proposed for election as Trustees of each Fund a Board consisting of the current members of its Board, other than Albert H. Elfner, III, and eight additional members who are currently Trustees of some or all of the Evergreen funds, all as described herein. As stated previously, Mr. Elfner is the current President and a Trustee of each Fund. Because he will be a director and chief executive officer of New Keystone Investments, which will be a subsidiary of FUNB-NC and First Union if the Merger is consummated, Mr. Elfner will be prohibited by current federal banking law from holding any positions with the Keystone funds or Evergreen funds. Adoption of the Proposal to elect Trustees as herein provided is contingent on the Merger becoming effective.

    If the Merger is not consummated, the new investment advisory and management and subadvisory, where applicable, and principal underwriting and other agreements would not be entered into; the Funds' current agreements would remain in place; the election of Trustees would not be effected; and the Funds' current Trustees would continue in office. The current Trustees would, under these circumstances, take such actions, if any, as they deemed necessary. If the shareholders of any Fund do not approve the proposed new investment advisory and management agreements, but the requisite shareholder approvals of other Keystone funds sufficient to satisfy the conditions to the Merger are obtained and the Merger is consummated, KIMCO will be unable to continue serving as investment adviser (and Keystone Management as manager, to the extent applicable) ot(nsKdaC tednof each such non-approving Fund pursuant to its existing investment advisory and/or management agreement. In that event, the Board of Trustees of each non-approving Fund, with the assistance of Keystone, will consider alternative advisory and management arrangements for each such Fund.

ADVISORY FEE WAIVERS AND EXPENSE SUBSIDIES
    As set forth in Exhibits I and J, the investment advisory fee for certain of the Funds has been waived in whole or part, and in certain cases Keystone may provide additional expense subsidies, to limit such Funds' respective annual expenses to the amounts specified in the Exhibits. Following the Merger, such waivers or subsidies will be continued for the minimum period of time stated in
Exhibit I, or on a month-to-month basis if no minimum period is specified. While there is no current intention to eliminate or reduce such waivers or subsidies, there can be no assurance that New Keystone Investments will continue such waivers or subsidies beyond any specified minimum period or, in the case of month-to-month waivers or subsidies, beyond the month in which the Merger becomes effective.


                        1. ELECTION OF BOARDS OF TRUSTEES


    The first Proposal is to elect each of the individuals nominated as a Trustee to hold office until his successor is elected and qualifies or until his death, retirement, resignation or removal from office. The special election is being held to add eight Trustees to the existing Boards, contingent on the consummation of the Merger. As required by current federal banking law, Albert
H. Elfner, III, who will be a director and chief executive officer of New Keystone Investments if the Merger is consummated, will not be standing for re-election and, upon consummation of the Merger, will resign as a Trustee and President of the Funds. The current Board of Trustees of each Fund, including its Independent Trustees, has nominated the individuals described below for election as Trustees. The nominees were selected by the Nominating Committees of the Boards, each of which consists only of Independent Trustees. Approval of this Proposal for International is subject to the approval of Proposal 3.


    It is not expected that any of the nominees will decline or become unavailable for election. In case this should happen, the discretionary power given in the Proxy may be used to vote for a substitute nominee or nominees or to fix the number of Trustees at less than nineteen. The Proxies solicited hereby cannot be voted by shareholders for persons other than the nominees named. Each nominee has consented to being named in this Proxy Statement and to serve as a Trustee if elected. The nominees for election as Trustees of each Fund and certain information about them is set forth below:


                              NOMINEES FOR TRUSTEES

NAME (AGE)
(TRUSTEE SINCE)                 PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------                 -------------------------------------------
Laurence B. Ashkin (68)         Trustee of all the Evergreen funds other than
 (new)                          Evergreen Investment Trust; Real estate
                                developer and construction consultant;
                                President of Centrum Equities and Centrum
                                Properties, Inc.

Frederick Amling (69)           Trustee of the Keystone funds; Professor,
 (1993)                         Finance Department, George Washington
                                University; President, Amling & Company
                                (investment advice); Outside Director, Torray
                                Fund (mutual fund); former Member, Board of
                                Advisers, Credito Emilano (banking).

Charles A. Austin III (61)      Trustee of the Keystone funds; Investment
 (1993)                         Counselor to Appleton Partners, Inc.
                                (investment advice); former Managing Director,
                                Seaward Management Corporation (investment advice).

Foster Bam (69)                 Trustee of all the Evergreen funds other than
 (new)                          Evergreen Investment Trust; Partner in the
                                law firm of Cummings & Lockwood; Director,
                                Symmetrix, Inc. (sulphur company) and Pet
                                Practice, Inc. (veterinary services); former
                                Director, Chartwell Group Ltd. (manufacturer of office furnishings and accessories), Waste
                                Disposal Equipment Acquisition Corporation and Rehabilitation Corporation of America
                                (rehabilitation hospitals).

George S. Bissell (67)*         Chairman of the Boards of Trustees of the
 (1979)                         Keystone funds; Director, Keystone Investments;
                                Chairman of the Board and Trustee of Anatolia
                                College; Trustee of University Hospital (and
                                Chairman of its Investment Committee); former
                                Chairman of the Board and Chief Executive
                                Officer of Keystone Investments and certain other companies affiliated with Keystone
                                Investments.

Edwin D. Campbell (69)          Trustee of the Keystone funds; Principal,
 (1993)                         Padanaram Associates, Inc.; former Executive
                                Director, Coalition of Essential Schools, Brown
                                University; former Director and Executive Vice
                                President, National Alliance of Business; former
                                Vice President, Educational Testing Services;
                                former Dean, School of Business, Adelphi
                                University.

Charles F. Chapin (67)          Trustee of the Keystone funds; former Group
 (1993)                         Vice President, Textron Corp.; former
                                Director, Peoples Bank (Charlotte, N.C.).

K. Dun Gifford (57)             Trustee of the Keystone funds; Trustee,
 (1982)                         Treasurer and Chairman of the Finance
                                Committee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and
                                Wine; President and Chairman, Oldways
                                Preservation and Exchange Trust (education);
                                former Chairman of the Board, Director and Executive Vice President, The London Harness Co.
                                (specialty retail stores); former Managing
                                Partner, Roscommon Capital Corp.; former Chief
                                Executive Officer, Gifford Gifts of Fine Foods;
                                former Chairman, Gifford, Drescher & Associates
                                (environmental consulting); former Director,
                                Keystone Investments and Keystone.

James S. Howell (71)            Chairman of the Evergreen funds; former
 (new)                          Chairman of the Distribution Foundation for
                                the Carolinas; former Vice President of Lance
                                Inc. (food manufacturing).

Leroy Keith, Jr. (57)           Trustee of the Keystone funds; President and
 (1993)                         Chairman of the Board of Carson Products
                                Company; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series
                                Fund, Phoenix Multi-Portfolio Fund and the
                                Phoenix Big Edge Series Fund; former President,
                                Morehouse College.

F. Ray Keyser, Jr. (69)         Trustee of the Keystone funds; Chairman and
 (1973)                         of Counsel, Keyser, Crowley, Meub, Layden,
                                Kulig & Sullivan, P.C.; Member, Governor's (VT)
                                Council of Economic Advisers; Chairman of the
                                Board and Director, Central Vermont Public
                                Service Corporation and Lahey Hitchcock Clinic;
                                Director, Vermont Yankee Nuclear Power
                                Corporation, Grand Trunk Corporation, Grand
                                Trunk Western Railroad, Union Mutual Fire
                                Insurance Company, New England Guaranty
                                Insurance Company, Inc. and the Investment
                                Company Institute; former Director and
                                President, Associated Industries of Vermont;
                                former Governor of Vermont; former Director of Central Vermont Railway, Inc., S.K.I. Ltd., and
                                Arrow Financial Corp.; former Director and
                                Chairman of the Board, Proctor Bank and Green
                                Mountain Bank.

Gerald M. McDonnell (56)        Trustee of the Evergreen funds; Sales
 (new)                          Representative with Nucor-Yamoto, Inc. (steel
                                producer).

Thomas L. McVerry (57)          Trustee of the Evergreen funds; former Vice
 (new)                          President and Director of Rexham Corporation;
                                former Director of Carolina Cooperative
                                Federal Credit Union.

William Walt Pettit (40)        Trustee of the Evergreen funds; Partner in
 (new)                          the law firm of Holcomb and Pettit, P.A.

David M. Richardson (55)        Trustee of the Keystone funds; Vice Chair and
 (1993)                         former Executive Vice President, DHR
                                International, Inc. (executive recruitment);
                                Director, Commerce and Industry Association of New Jersey, 411 International, Inc. and
                                J&M Cumming Paper Co.; former Senior Vice
                                President, Boyden International Inc.
                                (executive recruitment).

Russell A.                      Trustee of the Evergreen funds; Medical
 Salton, III MD (48)            Director, U.S. Health Care/Aetna Health
 (new)                          Services; former Managed Health Care
                                Consultant; former President, Primary
                                Physician Care.

Michael S. Scofield (53)        Trustee of the Evergreen funds; Attorney, Law
 (new)                          Offices of Michael S. Scofield.

Richard J. Shima (57)           Trustee of the Keystone funds; Executive
 (1993)                         Consultant, Drake Beam Morin, Inc. (executive
                                outplacement); Director, Connecticut Natural Gas
                                Corporation, Trust Company of Connecticut,
                                Middlesex Mutual Assurance Company, Hartford
                                Hospital, Old State House Association and
                                Enhance Financial Services, Inc.; Chairman,
                                Board of Trustees, Hartford Graduate Center;
                                Trustee, Greater Hartford YMCA; former Director,
                                Vice Chairman, and Chief Investment Officer, The
                                Travelers Corporation; former Managing Director,
                                Russell Miller, Inc. (insurance); and former
                                Director, Kingswood-Oxford School.

Andrew J. Simons (57)*          Trustee of the Keystone funds; Partner in the
 (1993)                         law firm of Farrell, Fritz, Caemmerer,
                                Cleary, Barnosky & Armentano, P.C.; Adjunct
                                Professor of Law, St. John's University; Adjunct
                                Professor of Law, Touro College School of Law;
                                former President, Nassau County Bar Association.

----------
*May be considered an "interested person" within the meaning of the 1940 Act.


    If the Merger is consummated and Mr. Bissell is elected, he will be deemed an "interested person" of the Funds by virtue of his ownership of First Union Common Stock. While Mr. Simons, if elected, may be deemed an "interested person" as a result of certain legal services rendered to a subsidiary of First Union by his law firm, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Amentano, P.C., Mr. Simons is applying for an exemption from the Securities and Exchange Commission ("SEC") which would allow him to retain his status as an Independent Trustee. Such exemption, if granted, may not be granted until after the Merger is effective.


COMPENSATION OF TRUSTEES
    Trustees who are not Independent Trustees will receive no compensation from the Funds. The compensation (including all expenses incurred in connection with any meeting attended) paid by each Fund to the Trustees as a group during the Fund's last fiscal year, as well as the annual retainer and fee per meeting currently paid to each Independent Trustee is set forth in Exhibit G to this Proxy Statement. If elected, the eight newly elected Trustees will begin receiving such amounts as of January 1, 1997 or on the Effective Date of the Merger, whichever is later.

TRUSTEES' AND COMMITTEE MEETINGS
    Prior to meetings of the shareholders at which Trustees are to be elected or if a vacancy in the Boards of Trustees occurs between such meetings, a Nominating Committee recommends candidates for nomination to the Boards of Trustees. The members of the Nominating Committee are Messrs. Campbell, Chapin, Gifford, Keith and Keyser. The Nominating Committee's recommendations for nominees for election as Independent Trustees are voted on by the Independent Trustees. The Funds currently have no procedure to consider persons recommended by shareholders for nomination to the Boards.

    Messrs. Amling, Austin, Richardson, Shima and Simons represent the Funds on the Audit Committee. The Audit Committee reviews the services performed by KPMG Peat Marwick, the independent public accountant for each of the Keystone funds.

    Each of the Trustees attended at least 75% of the total number of meetings of the Board of Trustees and applicable Committees of each Fund during its most recent fiscal year.

    Exhibit H contains information about the number of Board of Trustees, Nominating Committee and Audit Committee meetings held by each Fund during its most recent fiscal year.

    After the consummation of the Merger, an Advisory Committee consisting of Messrs. Keyser and Shima will be established to assist the Boards of Trustees of the Evergreen funds. Messrs. Keyser and Shima will be paid an annual retainer and a fee per meeting for their services to the Advisory Committee.


OFFICERS OF THE FUNDS AND KIMCO
    The executive officers of the Funds are directors, officers or employees of KIMCO. As required by current federal banking law, following consummation of the Merger, officers and/or employees of Keystone will no longer be permitted to serve as officers of the Funds. Instead, such officers are expected to be provided by Furman Selz. The current executive officers of the Funds, their ages, and the period for which each executive officer has served, are (and are expected to continue until consummation of the Merger to be): George S. Bissell (age 67), Chairman of the Board since 1979 and former Chief Executive Officer; Albert H. Elfner, III (age 52), President and Chief Executive Officer since 1994; and James R. McCall (age 51), Senior Vice President since 1993. Each of the executive officers has been a director, officer or employee of KIMCO or its affiliates for at least five years.


    If the Merger is consummated, the executive officers of each Fund will be John Pileggi (age 36), President and Treasurer and George O. Martinez (age 36), Secretary. Messrs. Pileggi and Martinez have been officers or employees of Furman Selz for at least five years.


    The executive officers and directors of KIMCO, who are expected to continue to be such, or who are expected to be elected if the Merger is consummated, are:


  Albert H. Elfner, III             Chairman and Chief Executive Officer
  James R. McCall                   President
  Edward F. Godfrey                 Senior Vice President, Chief Financial
                                    Officer and Treasurer
  Philip M. Byrne                   Senior Vice President
  Rosemary D. Van Antwerp           Senior Vice President, General Counsel
                                    and Secretary
  Donald McMullen                   Director
  William M. Ennis II               Director
  Barbara J. Colvin                 Director

    The address of each of the persons referred to above except Messrs. McMullen and Ennis and Ms. Colvin is 200 Berkeley Street, Boston,
Massachusetts 02116-5034. The address of Messrs. McMullen and Ennis and Ms. Colvin is 301 South College Street, Charlotte, North Carolina 23288-0630.


RECOMMENDATION OF THE TRUSTEES
    The Board of Trustees of each Fund, including its Independent Trustees, recommends that the shareholders vote FOR the election of each Trustee.

                           2. APPROVAL OF ADVISORY AND
                              MANAGEMENT AGREEMENTS

BACKGROUND OF PROPOSAL
    KIMCO is the investment adviser or manager, or both, of the Funds. Keystone Management is currently the investment manager of certain Funds for which KIMCO is only the investment adviser. If the Merger is consummated, only KIMCO will be the investment adviser and manager of all of the Funds, and Keystone Management will cease to have any such function. KIMCO is a wholly-owned subsidiary of Keystone Investments.


    If the Merger is consummated, the Change in Control described in the "Introduction" above will automatically terminate the Funds' investment advisory and management agreements in accordance with their terms, as required by the 1940 Act. The new investment advisory and management agreement of each Fund proposed hereby for approval by each Fund's shareholders will be substantively identical to each Fund's existing agreement. EACH FUND'S ADVISORY FEE RATE WILL REMAIN UNCHANGED. (See "Advisory Fee Waivers and Expense Subsidies".) Such approvals by shareholders of Keystone funds which in the aggregate provided at least 90% of the advisory and management fees paid to Keystone by such Keystone funds for the twelve months ended August 31, 1996 is a condition of the consummation of the Merger.


TERMS OF ADVISORY AND MANAGEMENT AGREEMENTS
    Pursuant to each Fund's proposed advisory and management agreement, KIMCO will act as investment adviser and manager to each Fund.


    The investment advisory and management agreement of each Fund currently requires, and each proposed agreement will require, KIMCO to manage and administer the operation of such Fund, and to manage the investment and reinvestment of such Fund's assets in conformity with such Fund's investment objectives and restrictions, subject to the supervision of the Trustees of the Fund, as well as to provide office space, all necessary office facilities, equipment and personnel in connection with its services under the investment advisory and management agreement, and all other expenses of KIMCO incurred in connection with the investment advisory and management services provided. Except as stated below, all charges and expenses, other than those specifically referred to above as being borne by its investment adviser and manager, are currently, and will continue to be, paid by each Fund, including, but not limited to, custodian charges and expenses, bookkeeping and auditors' charges and expenses, transfer agent charges and expenses, fees of Independent Trustees, brokerage commissions, brokerage fees and expenses, issue and transfer taxes, costs and expenses under distribution plans, interest, taxes and corporate fees payable to governmental agencies, the cost of share certificates, fees and expenses of the registration and qualification of the Fund and its Shares with the SEC or under state or other securities laws, expenses of preparing, printing and mailing of prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund, expenses of shareholders' and Trustees' meetings, charges and expenses of legal counsel for the Fund and for the Trustees of the Fund, charges and expenses of filing annual and other reports with the SEC and other authorities, and all extraordinary charges and expenses of the Fund.

    The form of proposed investment advisory and management agreement for B-1, B-2, B-4, K-1, K-2, S-1, S-3, S-4 and Institutional is attached hereto as Exhibit A. Appendix I to Exhibit A contains each such Fund's advisory fee schedule. The proposed investment advisory and management agreement for Tax Free is attached hereto as Exhibit B.

    As provided in its proposed investment advisory and management agreement which is included in Exhibit C hereto, Adjustable Rate's agreement has, and will have, a fee structure which provides for payment of a substantial number of Fund expenses by KIMCO.

    Each Fund's current and proposed investment advisory and management agreement, except as stated below, provides that KIMCO shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from KIMCO's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, and that each Fund will indemnify KIMCO against liabilities, losses and expenses incurred in connection with all liabilities, except those stated above and liabilities involving breach of KIMCO's fiduciary duties in respect of receipt of compensation for its services. As is the case with their current agreements, the proposed agreements of Precious Metals and International, which are included in Exhibits D and E, respectively, hereto, do not provide for such indemnification by such Funds, although the agreement for International contains the same limit on liabilities of KIMCO.

    If approved by the shareholders of each Fund, the proposed investment advisory and management agreement for such Fund will continue in effect until two years from its effective date (the Effective Date of the Merger), and, thereafter, will continue from year to year, subject to termination as hereinafter described, if approved annually by the shareholders or Board of Trustees of such Fund, and, in either case, by a majority of the Independent Trustees by vote in person at a meeting called for such purpose, all as required by the 1940 Act. Each such agreement must also provide that it will automatically terminate upon any "assignment" of the agreement, which term includes, as is the case with the current agreements if the Merger is consummated, a change in control of a Fund's investment adviser and manager. The terms of the proposed agreements being submitted to shareholders and the execution of such agreements upon consummation of the Merger were approved unanimously by all of the Trustees of each Fund at a meeting called for such purpose on September 5, 1996.


    As of September 30, 1996, KIMCO served as investment adviser to the Keystone funds listed in Exhibit I, whose investment objectives are substantially similar to each other.


    If the Merger is consummated, Furman Selz, which is not affiliated with First Union, will provide personnel and certain administrative services to the Funds pursuant to a sub-administration agreement under which it will receive from KIMCO a fee at the maximum annual rate of 1/100th of 1% of the average daily net asset value of each Fund's total assets. The terms of such sub-administration agreement have been approved by the Funds' Boards of Trustees. As stated above, Furman Selz has agreed to sell its mutual funds administration and distribution business to BISYS. Upon the consummation of this transaction, BISYS will act as sub-administrator pursuant to an identical agreement (see page 11). EFD, currently a subsidiary of Furman Selz, will be the Funds' new principal underwriter.

    Exhibit J shows the amounts of compensation received by KIMCO and other affiliates of KIMCO for the most recent fiscal year pursuant to its investment advisory and/or management agreements. Exhibit K shows the amounts paid to each Fund's principal underwriter for the most recent fiscal year for its principal underwriting and distribution services to each Fund.

CONSIDERATIONS OF THE TRUSTEES
    In considering the terms of the new investment advisory and management agreements, together with the changes to other contracts for services described above and approved by the Trustees, the Trustees of each Fund concluded that the Merger should result in substantial contributions to the operations of the Funds in four major areas consisting of: (i) investment advisory services; (ii) sales of Fund Shares; (iii) management efficiencies and economies of scale; and (iv) transfer agency and shareholder services and exchange options, some of which contributions are substantially interdependent.

    The Trustees, after examining relevant materials furnished to them by First Union, Keystone and Furman Selz and attending meetings with executives and employees of First Union and its subsidiaries, Furman Selz and EFD and the Trustees of the Evergreen funds, determined that these expected contributions would be largely due to First Union's financial strength, investment advisory asset base and mutual funds under management, personnel base, transfer agency and shareholder services requirements, marketing capability and ability to make available additional choices of funds for exchange or purchase by Keystone fund shareholders. A description of certain ways in which some of these attributes of First Union are expected to contribute to Keystone's operations in the best interests of the Funds and their shareholders follows:

    Investment Advisory Services -- The Trustees expect that the increased financial strength and stability of the investment adviser after the Merger would be likely to: (a) enhance the investment adviser's ability to attract and retain desirable advisory and other management personnel; (b) create opportunities for augmenting the technological and other support infrastructure available for portfolio management and administrative services; and (c) provide the investment adviser with access to research and other resources of the investment management personnel of First Union and its affiliates. The Trustees concluded that the foregoing potential benefits, considered together with the fact that no increase in the rate of investment management and advisory fees to be charged to the Funds was planned or contemplated, would be in the best interest of the Funds and their shareholders.

    Sales of Shares -- The Trustees concluded that: (a) the proposed new distribution arrangements, which include intended use of First Union's retail brokerage affiliate to make Shares of the Funds available to purchasers; and (b) the increased likelihood that major broker-dealers would choose to make Shares of the Funds available, in view of the expected greater asset base and additional exchange options to their clients that would result from the Merger, could lead to a significant increase in sales of Shares and therefore in asset levels.

    Management Efficiencies and Economies of Scale -- The Trustees also concluded that the Merger could result in greater economies of scale for the Funds in the event Fund assets increase substantially as a result of increased sales, as described above. They noted that any increases in asset levels would result in the fixed costs of the Funds being spread over a larger number of Shares and that a reduction in such costs on a per-share basis could be realized depending on the magnitude of post-Merger increases in asset levels relative to the current net assets of a particular Fund. They also considered that if sales were increased, the resulting cash flow would permit portfolio management personnel to increase the size of existing portfolios and to avoid some of the costs associated with the untimely sales of securities to meet redemptions.

    Transfer Agency, Shareholder Services and Exchange Options -- The Trustees considered that the addition of the Evergreen funds to the family of funds served by KIRC will enable it to enjoy economies of scale that could lead to enhanced services to the Funds and that such economies of scale could possibly result in a reduction of, and reduce the necessity for, increases in transfer agency expenses for the Funds. The Trustees also concluded that the exchange options that the First Union affiliation would eventually provide to Fund shareholders would be a significant benefit.

    The parties to the Merger Agreement have each agreed for a period of three years following the Effective Date to use their reasonable best efforts to assure compliance with the safe harbor provisions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company may receive a benefit in connection with a sale of any interest in such adviser which results in an assignment of an investment advisory contract so long as the following two conditions are satisfied: (i) for a period of three years after such assignment, at least 75% of the Board of Trustees of the investment company cannot be "interested persons," as defined in the 1940 Act, (i.e., must be Independent Trustees) of the new investment adviser or its predecessor; and (ii) no "unfair burden" (as defined in the 1940 Act) is imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.


RECOMMENDATION OF TRUSTEES
    The Board of Trustees of each Fund, including its Independent Trustees, recommends that the shareholders vote FOR approval of each proposed investment management and advisory agreement.


                  3.  AMENDMENT TO BY-LAWS OF INTERNATIONAL
                       TO INCREASE THE NUMBER OF DIRECTORS

    Article II, Section 1 of the By-Laws of International currently provides that the Board of Directors shall consist of no less than three Directors and no more than fifteen Directors of International. Consequently, the proposed election of Directors described in Proposal 1 requires an amendment of the ByLaws by the shareholders of International to permit additional Directors. The Boards of Trustees of most of the Keystone funds have the authority to fix the number of Trustees from time to time, without the need for shareholder approval and the attendant costs of a shareholder meeting. It is therefore proposed that the By-Laws of International be amended by substituting for the first sentence of Section 1 of Article II, the following sentence:


    "Directors and Officers. The officers of the corporation shall be a Board of Directors, the number of which shall be fixed from time to time by the Board of Directors, and a President, Treasurer, Clerk and such other officers as the Board of Directors may from time to time elect."

    The Board of Directors can then take action to increase the number of Directors.

RECOMMENDATION OF THE DIRECTORS
    The Board of Directors of International, including its Independent Directors, recommends that the shareholders vote FOR approval of this Proposal.

             4.  RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC
                        ACCOUNTANT FOR INTERNATIONAL AND
                   PRECIOUS METALS FOR THE CURRENT FISCAL YEAR

    The audit services expected to be provided by KPMG Peat Marwick for the current fiscal year include work in connection with the expression of an opinion on the annual financial statements of International and Precious Metals and review of the Funds' Annual Reports to shareholders and their filings with the SEC. For its services, International and Precious Metals paid KPMG Peat Marwick $25,395 and $30,727, respectively, for their fiscal years ended October 31, 1995 and February 28, 1996, respectively.


    A representative of KPMG Peat Marwick is expected to attend the Meeting and will be given an opportunity to make a statement and respond to appropriate questions from shareholders.

RECOMMENDATION OF THE DIRECTORS
    The Board of Directors, including the Independent Directors, of each of International and Precious Metals, respectively, recommends that the shareholders of International and Precious Metals, respectively, vote FOR the ratification of the selection of KPMG Peat Marwick as independent public accountant for such Funds.


                               GENERAL INFORMATION


CERTAIN BROKERAGE
    Pursuant to principal underwriting agreements with certain Keystone funds, Kokusai Securities Co., Ltd. ("Kokusai") and Nomura Securities Co., Ltd. ("Nomura") each acts as principal underwriter for the sale of Shares of such Funds in Japan.

    Exhibit L contains the total of brokerage commissions paid, the total amount of brokerage commissions paid to Kokusai and Nomura and the percentage of aggregate brokerage commissions paid to Kokusai and Nomura by each Fund in the Keystone Family of Funds during its most recent fiscal year.


TRANSFER AGENCY AGREEMENTS
    KIRC is the transfer agent of the Shares of each Fund and performs transfer agency, recordkeeping, dividend disbursing and other related services for each Fund.


    Exhibit M to this Proxy Statement contains a schedule of fees for such services paid by each Fund for its most recent fiscal year.


OTHER SERVICES PROVIDED TO THE FUNDS BY KIMCO
    The Fund Administration Department of Keystone Investments provides accounting and bookkeeping services to each of the Funds. Exhibit M of this Proxy Statement contains a schedule of fees paid by each Fund to the Fund Administration Department of Keystone Investments for such services for its most recent fiscal year.

                             ADDITIONAL INFORMATION


PAYMENT OF EXPENSES
    Each Fund will pay its proportionate share of expenses of the preparation, printing and mailing to its shareholders of the Proxy, accompanying Notice of Meeting and this Proxy Statement and any supplementary solicitation of its shareholders.


SUPPLEMENTARY SOLICITATION
    Supplementary solicitation for each Fund may be made by mail, telephone, telegraph or personal interview by officers of the Funds, by officers or employees of KIRC, KIMCO, Keystone Investments, First Union or their subsidiaries, or by securities dealers through whom Shares have been sold.


    The Funds may also retain First Data Corp. Investors Services Group ("First Data") to assist in the Proxy solicitation process, and may contact certain shareholders of the Funds by telephone. Shareholders of certain Funds that are contacted by KIRC or First Data may be asked to cast their votes by telephonic Proxy. Such Proxies will be recorded in accordance with the procedures set forth below. The Funds believe these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected. KIRC expects to receive opinions of counsel which address the validity, under the applicable laws of the Commonwealths of Massachusetts and Pennsylvania, of proxies given orally by shareholders of each Fund other than Precious Metals or International. Such opinions are expected to conclude that a court of Massachusetts or Pennsylvania would find that there is no Massachusetts or Pennsylania law or public policy, as applicable, against the acceptance of proxies signed by an orally-authorized agent.

    In all cases where a telephonic Proxy is solicited, a representative of KIRC or First Data ("representative") will ask for the shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of Shares owned. If the information solicited agrees with KIRC's information or the information provided to First Data by KIRC, then the representative will explain the process, read the Proposals listed on the Proxy and ask for the shareholder's instructions on each Proposal. The representative, although he or she will answer questions about the process, will not recommend to the shareholder how to vote, other than to read any recommendations set forth in this Proxy Statement. Within 24 hours, KIRC will send the shareholder a letter or mailgram to confirm the shareholder's vote and to ask the shareholder to call KIRC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

    If the shareholder wishes to participate in the Meeting, but does not wish to give his/her Proxy by telephone, he/she may still submit the Proxy included with this Proxy Statement or attend the Meeting in person. Any Proxy given by the shareholder, whether in writing or by telephone, is revocable.

    It is expected that the cost of retaining First Data to assist in the Proxy solicitation process will not exceed $80,000, which cost will be allocated among the Funds pro rata based on their respective net assets.

SUBSTANTIAL SHAREHOLDERS
    Exhibit N contains information about the beneficial ownership by shareholders of 5% or more of each Fund's outstanding Shares, as of September 30, 1996. On that date, the existing Trustees, nominees for election as Trustees and officers of the Fund, together as a group, "beneficially owned" less than 1% of each Fund's outstanding Shares.

    The term "beneficial ownership" is as defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based on statements furnished to each Fund by the existing Trustees, officers of such Fund, nominees for Trustees and/or on records of KIRC.

SHAREHOLDER PROPOSALS
    Except for International and Precious Metals, no Fund is required or intends to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. The next meeting of the shareholders of each Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Proposals of shareholders intended to be presented at a Fund's next meeting must be received by the Fund for inclusion in the Fund's Proxy Statement and Proxy within a reasonable time before the meeting.


    It is suggested that shareholders submit their proposals by Certified Mail - Return Receipt Requested. The SEC has adopted certain requirements which apply to any proposals of shareholders.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS
    EACH OF THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO A SHAREHOLDER OF THE FUND UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO KIRC AT 200 BERKELEY STREET, BOSTON, MASSACHUSETTS 02116-5034 or
(800) 343-2898.

               CERTAIN DEFINITIONS USED IN THIS PROXY STATEMENT

"12b-1 Plan(s)"                 The Distribution Plans adopted by the Funds
                                pursuant to Rule 12b-1 issued under the 1940
                                Act.

"1933 Act"                      The Securities Act of 1933, as amended.

"1934 Act"                      The Securities Exchange Act of 1934, as
                                amended.

"1940 Act"                      The Investment Company Act of 1940, as
                                amended.

"Board(s) of Trustees"          The Boards of Trustees or Directors of the
                                Funds.

"First Union"                   First Union Corporation, One First Union
                                Center, Charlotte, North Carolina 28288.
                                First Union owns all of the outstanding
                                shares of FUNB-NC (except for directors' qualifying shares).


"FKI" First Union Keystone, Inc., One First Union Center, Charlotte, North Carolina 28288. Upon the effectiveness of the Merger, FKI will become the successor to Keystone Investments and will be renamed "Keystone Investments, Inc."


"FUNB-NC"                       First Union National Bank of North Carolina,
                                One First Union Center, Charlotte, North
                                 Carolina 28288.


"Furman Selz"                   Furman Selz LLC, 230 Park Avenue, New York, New
                                York 10169. If the Merger occurs, Furman Selz will provide certain personnel and administrative services to the Funds.


"Independent Trustees"          Those Trustees or Directors of the Funds who
                                are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a 12b-1 Plan or in any agreements related to the Plan.

"KID" Keystone Investment Distributors Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034, a wholly-owned subsidiary of KIMCO. KID is the principal underwriter of the Funds (other than Adjustable Rate and Institutional) and of other Keystone funds.


"KIMCO" Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034, a wholly-owned subsidiary of Keystone Investments, Inc. and the investment adviser of each of the Funds, except where a subadviser is employed.


"Keystone Investments"          Keystone Investments, Inc., 200 Berkeley
                                Street, Boston, Massachusetts 02116-5034, which owns all of the outstanding shares of KIMCO. Keystone Investments is predominantly owned by current and former employees of Keystone Investments and its affiliates, their family members and their trusts.

"KPMG Peat Marwick"             KPMG Peat Marwick LLP, independent public
                                accountant. KPMG Peat Marwick is the
                                independent public accountant for each of the Keystone funds, First Union and certain mutual funds managed or advised by subsidiaries of First Union.


"Merger Agreement"              Agreement and Plan of Acquisition and Merger,
                                dated September 6, 1996, by and among First
                                Union, FUNB-NC, FKI, Inc., and Keystone
                                Investments, as amended from time to time.


"Merger" The proposed merger of Keystone Investments with and into an affiliate of First Union pursuant to the Merger Agreement.

"mutual fund"                   An open-end management investment company
                                registered under the 1940 Act.

                                                                October 21, 1996

                                                                       EXHIBIT A


                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


    AGREEMENT made the _____ day of ___________ , by and between _______________ [FUND], a Pennsylvania common law trust/Massachusetts business trust (the "Fund"), and KEYSTONE INVESTMENT MANAGEMENT COMPANY, a Delaware corporation (the "Adviser").


    WHEREAS, the Fund and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Fund.

    THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Fund and the Adviser agree as follows:

    1. The Fund hereby employs the Adviser to manage and administer the operation of the Fund, to supervise the provision of services to the Fund by others, and to manage the investment and reinvestment of the assets of the Fund in conformity with the Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Trustees of the Fund, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.


    3. The Adviser, at its own expense, shall furnish to the Fund office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Fund, for members of the Adviser's organization to serve without salaries from the Fund as officers or, as may be agreed from time to time, as agents of the Fund. The Adviser assumes and shall pay or reimburse the Fund for:
(1) the compensation (if any) of the Trustees of the Fund who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Fund as such, and (2) all expenses of the Adviser incurred in connection with its services hereunder. The Fund assumes and shall pay all other expenses of the Fund, including, without limitation: (1) all charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property; (2) all charges and expenses for bookkeeping and auditors; (3) all charges and expenses of any transfer agents and registrars appointed by the Fund; (4) all fees of all Trustees of the Fund who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser; (5) all brokers' fees, expenses and commissions and issue and transfer taxes chargeable to the Fund in connection with transactions involving securities and other property to which the Fund is a party; (6) all costs and expenses of distribution of its shares incurred pursuant to a Plan of Distribution adopted under Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"); (7) all taxes and trust fees payable by the Fund to Federal, state or other governmental agencies; (8) all costs of certificates representing shares of the Fund; (9) all fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission (the "Commission") and registering or qualifying its shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses and statements of additional information for filing with the Commission and other authorities; (10) expenses of preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; (11) all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing notices, reports and proxy materials to shareholders of the Fund; (12) all charges and expenses of legal counsel for the Fund and for Trustees of the Fund in connection with legal matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's existence, trust and financial structure and relations with its shareholders, registrations and qualifications of securities under Federal, state and other laws, issues of securities, expenses which the Fund has herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Fund, its Trustees, officers, employees or agents; (13) all charges and expenses of filing annual and other reports with the Commission and other authorities; and (14) all extraordinary expenses and charges of the Fund. In the event that the Adviser provides any of these services or pays any of these expenses, the Fund will promptly reimburse the Adviser therefor.


    The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

    4. As compensation for the Adviser's services to the Fund during the period of this Agreement, the Fund will pay to the Adviser a fee at the annual rate of:

    For each Fund's Advisory Fee Schedule see Appendix I attached hereto.

    5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("SubAdviser") to provide the Fund all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such SubAdviser all of Adviser's rights, obligations and duties hereunder.

    6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Fund and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it. The Fund agrees to indemnify and hold the Adviser harmless from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any state and foreign securities and blue sky laws, as amended from time to time) and expenses, including (without limitation) attorneys' fees and disbursements, arising directly or indirectly from any action or thing which the Adviser takes or does or omits to take or do hereunder provided that the Adviser shall not be indemnified against any liability to the Fund or to its shareholders (or any expenses incident to such liability) arising out of a breach of fiduciary duty with respect to the receipt of compensation for services, willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under this Agreement.

    7. The Fund shall cause its books and accounts to be audited at least once each year by a reputable independent public accountant or organization of public accountants who shall render a report to the Fund.


    8. Subject to and in accordance with the Trust Agreement/Declaration of Trust of the Fund, the Articles of Incorporation of the Adviser and the governing documents of any SubAdviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Fund or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of Keystone Investments, Inc. or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of Keystone Investments, Inc. are or may be interested in the Fund or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Fund or any SubAdviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by said Trust Agreement/Declaration of Trust of the Fund, Articles of Incorporation of the Adviser and governing documents of any SubAdviser.

    9. This Agreement shall continue in effect after [ _____________ ] only so long as (1) such continuance is specifically approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, and (2) such renewal has been approved by the vote of a majority of Trustees of the Fund who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.


    10. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund; and on sixty days' written notice to the Fund, this Agreement may be terminated at any time without the payment of any penalty by the Adviser. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

    11. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Fund shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Fund who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser, or of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities of the Fund" shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

    12. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

    13. The provisions of this Agreement shall be governed, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

                [FUND]

                By: ----------------------------------------------------------
                    Title:

                KEYSTONE INVESTMENT MANAGEMENT COMPANY

                By: ----------------------------------------------------------
                    Title:

                                                       APPENDIX I TO EXHIBIT A


FOR B-1, B-2, B-4:
                                                     AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                       OF THE SHARES OF THE FUND
------------------------------------------------------------------------------
               2.0% of gross dividend and interest income plus

0.50% of the first                                      $100,000,000, plus
0.45% of the next                                       $100,000,000, plus
0.40% of the next                                       $100,000,000, plus
0.35% of the next                                       $100,000,000, plus
0.30% of the next                                       $100,000,000, plus
0.25% of amounts over                                   $500,000,000
------------------------------------------------------------------------------
computed as of the close of business on each business day.

FOR K-1:
                                                     AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                       OF THE SHARES OF THE FUND
------------------------------------------------------------------------------
               1.5% of gross dividend and interest income plus

0.60% of the first                                      $100,000,000, plus
0.55% of the next                                       $100,000,000, plus
0.50% of the next                                       $100,000,000, plus
0.45% of the next                                       $100,000,000, plus
0.40% of the next                                       $100,000,000, plus
0.35% of the next                                       $500,000,000, plus
0.30% of amounts over                                   $1,000,000,000
------------------------------------------------------------------------------
computed as of the close of business on each business day.

FOR K-2, S-1, S-3, AND S-4:
                                                     AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                       OF THE SHARES OF THE FUND
------------------------------------------------------------------------------
0.70% of the first                                      $100,000,000, plus
0.65% of the next                                       $100,000,000, plus
0.60% of the next                                       $100,000,000, plus
0.55% of the next                                       $100,000,000, plus
0.50% of the next                                       $100,000,000, plus
0.45% of the next                                       $500,000,000, plus
0.40% of the next                                       $500,000,000, plus
0.35% of amounts over                                   $1,500,000,000
------------------------------------------------------------------------------
computed as of the close of business on each business day.


FOR INSTITUTIONAL TRUST:
                                                     AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                       OF THE SHARES OF THE FUND
------------------------------------------------------------------------------
0.80% of the first                                      $100,000,000, plus
0.75% of the next                                       $150,000,000, plus
0.65% of amounts over                                   $250,000,000
------------------------------------------------------------------------------
computed as of the close of business on each business day and payable daily.


A pro rata portion of each Fund's fee shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Fund. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

                                                                       EXHIBIT B


                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    Agreement dated _________________ between KEYSTONE TAX FREE FUND, a Massachusetts business trust organized under a Declaration of Trust dated June 20, 1985 (the "Fund"), and KEYSTONE INVESTMENT MANAGEMENT COMPANY, a Delaware corporation (the "Company").

                                   WITNESSETH:

    That in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY THE COMPANY TO THE FUND.
    The Company will provide investment management and other services to the Fund as specified below.

    A. In providing investment management services to the Fund, the Company will determine from time to time what securities shall be acquired, held or disposed of and what portion of the assets of the Fund shall be held uninvested. Should the Board of Trustees of the Fund at any time, however, notify the Company in writing of any portfolio transaction to be made or not to be made or any investment policy to be followed by the Fund, the Company shall be obliged to follow such direction or such investment policies for the period, if any, specified in such notice or until the Company has received written notice that such investment policy is no longer to be followed. The Company shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Fund, and in particular shall place all orders for the purchase, sale or loan of portfolio securities for the Fund's account with brokers or dealers or others selected by it, and to that end the Company is authorized to give instructions to the custodian of the Fund's assets as to deliveries of securities and payments of cash for the account of the Fund. In the placement of such orders and the selection of brokers or dealers, the Company shall conform to the Fund's policies concerning such matters as may be from time to time determined by the Board of Trustees of the Fund or set forth in the Fund's most recent prospectus under the Securities Act of 1933. In the performance of these duties, the Company will use its best efforts to safeguard and promote the welfare of the Fund. However, nothing in this agreement shall be construed to constitute the Company as an agent of the Fund.

    B. The Company, at its own expense, shall furnish to the Fund office space in the offices of the Company or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs of the Fund, and shall arrange, if desired by the Fund, for members of the Company's organization to serve without salaries from the Fund as officers and agents of the Fund.

    C. At the request of the Board of Trustees of the Fund, the Company at its own expense will provide or cause to be provided to the Fund the following management and operating services, facilities and personnel (a) the officers of the Fund and each Trustee of the Fund who is an affiliated person of the Company or any investment adviser retained by the Company as contemplated in Section 4;
(b) determination from time to time of the value of the net assets of the Fund, the keeping of its books and records and the safekeeping of its cash, securities and other property; (c) auditors and accountants; (d) transfer agents, dividend disbursing agents and registrars, including checks, stationery and other supplies for the performance of such functions; (e) insurance and membership in trade associations; (f) share certificates representing shares of the Fund; (g) registration and maintenance of registrations of the Fund and of its shares with various states and with the Securities and Exchange Commission, including the preparation and printing of prospectuses for filing with said Commission; (h) for shareholders' and Trustees' meetings and the preparation, printing and mailing of reports and other material to shareholders; (i) legal counsel in connection with the Fund's existence, organization and financial structure and relations with its shareholders, in connection with any of the foregoing items or otherwise, and in connection with other legal matters with respect to which the Fund may require and desire advice of legal counsel; and (j) all other services and facilities, the expenses of which are not hereinafter specifically assumed by the Fund, for the management of the investment and reinvestment of the assets of the Fund, the offering and sale of the shares of the Fund and the administration of the affairs of the Fund. The expense, charges, dues, fees and other costs to be borne by the Company in providing or causing to be provided to the Fund the services, facilities and personnel described in clauses (b) through
(i) are hereinafter referred to as the "Reimbursable Expenses of the Company".

    The additional management and operating services, facilities and personnel required by clauses (b) through (i), of the immediately preceding paragraph and the performance of the same shall be paid for solely by the Company, but shall be at all times subject to the directions, instructions and requests of the Board of Trustees of the Fund, including, without limitation, directions as to the identity of the person or organization providing or performing the same, the manner of performance and the rates of fees and charges of such persons or organizations.


    D. The Fund assumes and shall pay (1) brokers' commissions (which may be higher than other brokers would charge if paid to a broker which provides brokerage and research services to the Company or any investment adviser retained by the Company as contemplated by Section 4 or any affiliate of either, for use in rendering investment management, advisory or similar services to the Fund or other clients of the Company, of such investment adviser or of any affiliate of either); (2) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (3) its interest charges and all taxes and fees (not hereinabove specifically required to be borne by the Company) payable by the Fund to federal, state or other governmental agencies and (4) the compensation of each Trustee of the Fund who is not an affiliated person of the Company or any investment adviser retained by the Company as contemplated by Section 4.


    E. The Company may delegate its obligation to provide all of the services required hereunder to the Fund to an investment adviser as contemplated by
Section 4.

    F. The services of the Company to the Fund hereunder are not to be deemed exclusive, and the Company shall be free to render similar services to others or to have any other business or management interests.

2. COMPENSATION TO BE PAID BY THE FUND TO THE COMPANY.
    As compensation for the services, facilities and personnel which the Company is to provide or cause to be provided pursuant to Section 1, the Fund shall pay to the Company at the end of each calendar month (i) an amount calculated as set forth below:

ANNUAL                                               AGGREGATE NET ASSET VALUE
MANAGEMENT                                                       OF THE SHARES
FEE                                  INCOME                        OF THE FUND
------------------------------------------------------------------------------
                                     2.0% of
                               Gross Dividend and
                                 Interest Income
                                      Plus
0.50% of the first                                          $100,000,000, plus
0.45% of the next                                           $100,000,000, plus
0.40% of the next                                           $100,000,000, plus
0.35% of the next                                           $100,000,000, plus
0.30% of the next                                           $100,000,000, plus
0.25% of amounts over                                       $500,000,000;

and (ii) an amount equal to the amount of the Reimbursable Expenses of the Company accrued during such calendar month.

    Any other provision of this agreement to the contrary notwithstanding, the total monthly compensation payable to the Company shall not exceed (i) the largest amount which would not cause the Fund's expenses to exceed the lowest applicable expense limitation imposed as of the beginning of the fiscal year by any statute or any regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale as such limitation is set forth in the most recent notice furnished by the Company to the Fund not later than the first day of the fiscal year or (ii) such lower percentage limit as the Company may by written notice to the Fund declare to be effective for such period of time as shall be stated in the notice. For purposes of clause (i) of this paragraph, there shall be excluded from the "Fund's expenses" any amount borne directly or indirectly by the Fund which is permitted to be excluded from the computation of such limitation by such statute or regulatory authority. If the Company shall serve under this agreement for less than the whole of any calendar month, the foregoing compensation will be prorated. The Company shall submit to the Fund detailed statements of all Reimbursable Expenses of the Company promptly after the end of each such calendar month. The Fund and its agents, accountants and employees shall have the right at reasonable times during normal business hours to inspect the books and records of the Company pertaining to such Reimbursable Expenses of the Company.

3. PUBLIC ACCOUNTANT'S REPORT.
    The Fund's books and accounts shall be audited at least once each year by a reputable, independent public accountant or organization of public accountants who shall render a report to the Fund.

4. SUBADVISER.
    The Company may enter into an agreement to retain at its own expense a firm or firms ("SubAdviser") to provide the Fund all of the services to be provided by the Company hereunder if such agreement is approved as required by law. Such agreement may delegate to such SubAdviser all of the Company's rights, obligations and duties hereunder.


5. INTERESTED AND AFFILIATED PERSONS.
    Subject to and in accordance with the Declaration of Trust of the Fund, the Articles of Incorporation of the Company and the governing documents of any SubAdviser, it is understood that Trustees, officers, agents and shareholders of the Fund or any Adviser are or may be interested in the Company (or any successor thereof) as Directors and officers of the Company or its affiliates, as stockholders of Keystone Investments, Inc. or otherwise; that Directors, officers and agents of the Company and its affiliates or stockholders of Keystone Investments, Inc. are or may be interested in the Fund or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Company (or any such successor) is or may be interested in the Fund or any SubAdviser as shareholder, or otherwise, and that the effect of any such adverse interests shall be governed by said Declaration of Trust of the Fund, Articles of Incorporation of the Company and governing documents of any SubAdviser.


6. TERMINATION AND AMENDMENT.
    This agreement shall continue in effect until [ ____________ ], after which it will terminate unless its continuance after said date is specifically approved at least annually by the vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or interested persons of the Company (as defined in the Investment Company Act of 1940) cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (1) this agreement may at any time be terminated without the payment of any penalty either by the vote of the Board of Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Company, (2) this agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (3) this agreement may be terminated by the Company on 90 days' written notice to the Fund. The aforesaid requirement that continuance of this agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder. Any notice under this agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

    This agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or interested persons of the Company (as defined in the Investment Company Act of 1940) cast in person at a meeting called for the purpose of voting on such approval.


7. LIABILITY OF THE COMPANY.
    In the absence of willful misfeasance, bad faith or gross negligence on the part of the Company, or of reckless disregard of its obligations and duties hereunder, the Company shall not be subject to liability for any act or omission in the course of, or connected with, rendering services hereunder. The Fund agrees to indemnify and hold the Company harmless from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and any state and foreign securities and blue sky laws, as amended from time to time) and expenses, including (without limitation) attorneys' fees and disbursements, arising directly or indirectly from any action or thing which the Company takes or does or omits to take or do hereunder provided that the Company shall not be indemnified against any liability to the Fund or to its shareholders (or any expenses incident to such liability) arising out of a breach of fiduciary duty with respect to the receipt of compensation for services, willful misfeasance, bad faith, or gross negligence on the part of the Company in the performance of its duties, or from reckless disregard by it of its obligations and duties under this agreement.


8. DEFINITIONS.
    For the purpose of this agreement the words: (1) "vote of a majority of the outstanding voting securities of the Fund" mean the affirmative vote, at a duly held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present in person or by proxy and entitled to vote at such meeting, if the holders or more than 50% of the outstanding shares of the Fund are present in person or by proxy and entitled to vote at such meeting, or
(b) of the holders of more than 50% of the outstanding shares of the Fund, whichever is less, and (2) the words "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

    A copy of the Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon the Trustees or holders of Shares of the Fund individually but are binding only upon the assets and property of the Fund.

    IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto authorized at Boston, Massachusetts, on the day and year first above written.

                      KEYSTONE TAX FREE FUND

                      By:
                          ----------------------------------------------------
                          Title:

                      KEYSTONE INVESTMENT MANAGEMENT COMPANY

                      By:
                          ----------------------------------------------------
                          Title:

                                                                       EXHIBIT C


                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    Agreement made the _____ day of _____________ , by and between KEYSTONE INSTITUTIONAL ADJUSTABLE RATE FUND, a Massachusetts business trust (the "Fund"), and KEYSTONE INVESTMENT MANAGEMENT COMPANY, a Delaware corporation (the "Adviser").

    WHEREAS, the Fund and the Adviser wish to enter into an agreement setting forth the terms on which the Adviser will perform certain services for the Fund.

    THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Fund and the Adviser agree as follows:

    1. The Fund hereby employs the Adviser to manage and administer the operation of the Fund, to supervise the provision of services to the Fund by others and to manage the investment and reinvestment of the assets of the Fund in conformity with the Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Trustees of the Fund, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and in selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment descretion is so exercised.

    3. The Adviser, at its own expense, shall furnish to the Fund office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Fund, for members of the Adviser's organization to serve without salaries from the Fund as officers or, as may be agreed from time to time, as agents of the Fund. The Adviser assumes and shall pay or reimburse the Fund for:
(1) the compensation (if any) of the Trustees of the Fund who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Fund as such; (2) all expenses of the Adviser incurred in connection with its services hereunder; (3) all charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property; (4) all charges and expenses for bookkeeping and auditors; (5) all charges and expenses of any transfer agents and registrars appointed by the Fund; (6) all costs of certificates representing shares of the Fund; (7) all fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission ("Commission") and registering or qualifying its shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses and statements of additional information for filing with the Commission and other authorities; (8) expenses of preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; (9) all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing notices, reports and proxy materials to shareholders of the Fund; and (10) all charges and expenses of filing annual and other reports with the Commission and other authorities. The Fund assumes and shall pay all other expenses of the Fund, including, without limitation; (1) all fees of all Trustees of the Fund who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser; (2) all brokers' fees, expenses and commissions and issue and transfer taxes chargeable to the Fund in connection with transactions involving securities and other property to which the Fund is a party; (3) all taxes and business trust fees payable by the Fund to federal, state or other governmental agencies; (4) all interest costs of the Fund; (5) all charges and expenses of legal counsel to the Fund and to the Trustees of the Fund in connection with routine legal matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's existence, business trust and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws and issues of securities, including all charges and expenses of legal counsel to the Fund in connection with extraordinary matters, including, without limitation, any litigation involving the Fund, its Trustees, officers, employees of agents; and (6) all extraordinary expenses and charges of the Fund. In the event the Adviser provides any of these services or pays any of these expenses, the Fund will promptly reimburse the Adviser therefor.

    The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

    4. As compensation for the Adviser's services to the Fund during the period of this Agreement, the Fund will pay to the Adviser a fee at the annual rate of 0.30% of the average daily net asset value of the shares of the Fund.

    A pro rata portion of the fee shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Fund. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

    5. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee, or agent of the Adviser who may be or become an officer, trustee, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Fund and not as an officer, director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it. The Fund agrees to indemnify and hold the Adviser harmless from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, the 1934 Act, the Investment Company Act of 1940 (the "1940 Act" ) and any state and foreign securities and blue sky laws, as amended from time to time) and expenses, including (without limitation) attorneys' fees and disbursements, arising directly or indirectly from any action or thing which the Adviser takes or does or omits to take or do hereunder provided that the Adviser shall not be indemnified against any liability to the Fund or to its shareholders (or any expenses incident to such liability) arising out of breach of fiduciary duty with respect to the receipt of compensation for services, willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Agreement.

    6. The Fund shall cause its books and accounts to be audited at least once each year by a reputable independent public accountant or organization of public accountants who shall render a report to the Fund.

    7. Subject to and in accordance with the Declaration of Trust of the Fund, the Articles of Incorporation of the Adviser and the governing documents of any adviser, it is understood that trustees, directors, officers, agents and shareholders of the Fund or any Adviser are or may be interested in the Adviser (or any successor thereof) as directors and officers of the Adviser or its affiliates, as stockholders of Keystone Investments, Inc. or otherwise; that directors, officers and agents of the Adviser and its affiliates or stockholders of Keystone Investments, Inc. are or may be interested in the Fund or any Adviser as trustees, directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Fund or any such Adviser as shareholder, or otherwise; and that the effect or any such adverse interests shall be governed by said Declaration of Trust of the Fund, Articles of Incorporation of the Adviser and governing documents of any such adviser.

    8. This Agreement shall continue in effect after [ ____________ ] only so long as (1) such continuance is specifically approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, and (2) such renewal has been approved by the vote of a majority of Trustees of the Fund who are not interested pesons, as that term is defined in the 1940 Act, of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

    9. On sixty days' written notice to the Adviser, this Agreement may be terminated without the payment of any penalty at any time by the Board of Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund; and on sixty days' written notice to the Fund, this Agreement may be terminated without the payment of any penalty at any time by the Adviser. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

    10. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Fund shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Fund who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities of the Fund" shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

    11. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

    12. The provisions of the Agreement shall be governed, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

    13. A copy of the Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts. This instrument is executed on behalf of the Trustees of the Fund as trustees and not individually, and the obligations of this instrument are not binding upon the Trustees or holders of shares of the Fund individually but are binding only upon the assets and property of the Fund.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

                   KEYSTONE INSTITUTIONAL ADJUSTABLE RATE FUND

                   By: -------------------------------------------------------
                       Title:

                   KEYSTONE INVESTMENT MANAGEMENT COMPANY

                   By: -------------------------------------------------------
                       Title:

                                                                       EXHIBIT D


                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    Agreement made the ______ day of _____________ , 199 , by and between KEYSTONE PRECIOUS METALS HOLDINGS, INC. (hereinafter sometimes called the "Fund"), a Delaware corporation, and KEYSTONE INVESTMENT MANAGEMENT COMPANY (hereinafter sometimes called the "Investment Adviser"), a Delaware corporation.

                                   WITNESSETH:

    WHEREAS, the Fund and the Investment Adviser wish to enter into an Agreement setting forth the terms on which the Investment Adviser will perform certain services for the Fund.

    NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Adviser agree as follows:

    1. The Fund hereby employs the Investment Adviser to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms in this Agreement set forth. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Investment Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    2. The Investment Adviser, at its own expense, shall furnish to the Fund office space in the offices of the Investment Adviser or in such other place as may be agreed upon by the parties from time to time, and all necessary office facilities, equipment and personnel for managing the investment and reinvestment of the assets of the Fund, and shall arrange, if desired by the Fund, for members of the Investment Adviser's organization to serve without salaries from the Fund as officers or as agents of the Fund. The Investment Adviser assumes and shall pay or reimburse the Fund for: (1) the compensation (if any) of the Directors of the Fund who are affiliated persons (as such term is defined in the Investment Company Act of 1940, as amended) of the Investment Adviser and of all officers of the Fund as such, and (2) all expenses of the Investment Adviser and the Fund incurred for the management of the investment and reinvestment of the assets of the Fund, including any fee for services paid to any Sub-Investment Adviser appointed pursuant to paragraph 6 hereunder. The Fund assumes and shall pay all other expenses of the Fund, including, without limitation: (1) all charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property; (2) all charges and expenses for bookkeeping and auditors; (3) all charges and expenses of any transfer agents and registrars appointed by the Fund; (4) all fees of all Directors of the Fund who are not affiliated persons (as such term is defined in the Investment Company Act of 1940, as amended (the "Act")) of the Investment Adviser or any Sub-Investment Adviser appointed pursuant to paragraph 6 hereunder; (5) all broker's fees, expenses and commissions and issue and transfer taxes chargeable to the Fund in connection with transactions involving securities and other property to which the Fund is a party; (6) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (7) all costs of stock certificates representing shares of the Fund;
(8) all fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws including the preparation and printing of prospectuses for filing with said Commission and other authorities (but not the expense of preparing any sales literature or of printing the same or of printing any prospectus for use in selling Fund shares, which expenses neither party undertakes by this agreement to bear); (9) all expenses of shareholders' and Directors' meetings and of preparing and printing reports to shareholders dealing with the shareholders; and (10) all charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Fund has herein assumed. In the event the Investment Adviser provides any services (excluding printing) involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission or any services involved in preparing reports to shareholders, the Fund will promptly reimburse the Investment Adviser therefor on a cost basis.

    The services of the Investment Adviser to the Fund hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others.

    3. As compensation for the Investment Adviser's services during the period of this Agreement, the Fund will pay to the Investment Adviser a fee at the annual rate of 3/4 of 1% of the first $100,000,000, 5/8 of 1% of the next $100,000,000 and 1/2 of 1% of the excess over $200,000,000 of the average of the daily net asset values of the Fund computed as of the close of business on each business day. Such fee shall be reduced by the amount of any compensation paid to the Investment Adviser by or on behalf of the Fund's wholly owned subsidiaries in consideration for services rendered in connection with the investment and reinvestment of the assets of such subsidiaries.

    A pro rata portion of the fee shall be payable in arrears at the end of each calendar month or fiscal quarter of the Fund as the Investment Adviser may from time to time specify in writing to the Fund. If this Agreement terminates other than at the end of a fiscal year of the Fund, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination.

    Notwithstanding the foregoing, the Investment Adviser agrees to bear any expenses of the Fund which would cause the Fund to exceed in any fiscal year the most restrictive expense limitation applicable to the Fund under state law or regulation and agrees to seek and obtain the approval of a majority of the Directors of the Fund who are not interested persons (as that term is defined in the Act) of the Investment Adviser or the Fund before requesting the Fund to withdraw from offering its shares in any state in which the Fund is presently offering its shares.

    4. The Fund shall cause its books and accounts to be audited at least once each year by a reputable, independent public accountant or organization of public accountants who shall render a report to the Fund.

    5. Subject to and in accordance with the Certificate of Incorporation of the Fund, and the Certificate of Incorporation of the Investment Adviser, respectively, it is understood that Directors, officers, agents and shareholders of the Fund are or may be interested in the Investment Adviser (or any successor thereof) as Directors and officers of the Investment Adviser and its affiliates, as stockholders of Keystone Investments, Inc. or otherwise; that Directors, officers and agents of the Investment Adviser and its affiliates, or stockholders of Keystone Investments, Inc. are or may be interested in the Fund as Directors, officers, shareholders or otherwise, that the Investment Adviser (or any such successor) is or may be interested in the Fund as shareholder or otherwise; and that the effect of any such adverse interests shall be governed by said Certificate of Incorporation of the Fund and Certificate of Incorporation of the Investment Adviser, respectively.

    6. The Investment Adviser may enter into an agreement to retain at its own expense any other firm or firms to provide the Fund investment advisory services, if such agreement is approved by a vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Directors of the Fund who are not parties to such agreement or interested persons (as that term is defined in the Act) of the Fund or of any such party, cast in person at a meeting called for the purpose of voting on such approval.


    7. This Agreement shall continue in effect after [ _____________ ] only so long as (1) such continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, and (2) such renewal has been approved by the vote of a majority of Directors of the Fund who are not interested persons (as that term is defined in the Act) of the Investment Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.


    8. On sixty days' written notice to the Investment Adviser, this Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund; and on ninety days' written notice to the Fund, this Agreement may be terminated at any time, without the payment of any penalty, by the Investment Adviser. This Agreement shall automatically terminate upon its assignment (as that term is defined in the Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed prepaid, to the other party at any office of such party.

    9. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by a vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities of the Fund" shall have, for all purposes of this Agreement, the meaning provided therefor in the Act.

    10. Any compensation payable to the Investment Adviser hereunder or any reimbursement by the Investment Adviser of expenses of the Fund pursuant to paragraph 3 above for any period other than a full year shall be proportionately adjusted.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

              KEYSTONE PRECIOUS METALS HOLDINGS, INC.

              By: ------------------------------------------------------------
                  Title:

              KEYSTONE INVESTMENT MANAGEMENT COMPANY

              By: ------------------------------------------------------------
                  Title:

                                                                       EXHIBIT E


                        KEYSTONE INTERNATIONAL FUND INC.
                              BOSTON, MASSACHUSETTS

Keystone Investment Management Company
200 Berkeley Street
Boston, Massachusetts 02116

Dear Sirs:
                          INVESTMENT ADVISORY AGREEMENT

    KEYSTONE INTERNATIONAL FUND INC. (the "Fund") has been incorporated under the laws of Massachusetts to engage in the business of investing in securities. Its Board of Directors has selected you to act as investment manager of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Fund agrees with you as follows:

    1. Advisory Services -- You will regularly provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund's portfolio. You will recommend what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be sold by the Fund, and what portion of the Fund's assets shall be held uninvested. You shall advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and the appropriate committees of such Board regarding the foregoing matters and the general conduct of the investment business of the Fund.

    2. Expenses of Operation -- You will pay the ordinary office expenses of the Fund including its rent and will provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. You will not be required to pay any expenses of the Fund other than those enumerated in this paragraph 2 and in particular, but without limiting the generality of the foregoing, will not be required to pay brokers' commissions; legal, auditing, and registrar's fees and expenses; taxes and governmental fees; the cost of sale, underwriting, distribution, redemption, transfer or repurchase of shares of the Fund; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to shareholders; or the fees or disbursements of custodians of the Fund's assets including expenses incurred in the performance of any obligations enumerated in the Articles of Organization or Bylaws of the Fund, insofar as they govern agreements with any such custodian.


    3. Compensation to the Adviser -- For all services to be rendered and payments made as provided in paragraphs 1 and 2 hereof, the Fund will pay you a management fee, which shall be deducted daily from the assets of the Fund at the rate of (a) .75 of 1% per annum of the total daily net asset value of the Fund for those assets of the Fund which are less than $200,000,000; (b) .65 of 1% per annum of the total daily net asset value of the Fund for those assets of the Fund which are $200,000,000 or more, but less than $400,000,000; (c) .55 of 1%
per annum of the total daily net asset value of the Fund for those assets of the Fund which are $400,000,000 or more, but less than $600,000,000 and (d) .45 of 1% per annum of the total daily net asset value of the Fund for those assets of the Fund which are $600,000,000 or more.


    4. Avoidance of Inconsistent Position -- In connection with purchases or sales of portfolio securities for the account of the Fund, neither you nor any of your directors, officers or employees will act as principal or agent or receive any commission.

    5. Investment Adviser -- You may enter into an agreement to retain, at your own expense, a firm or firms ("SubAdviser") to provide the Fund all of the services to be provided by you hereunder, if such agreement is approved as required by law. Such agreement may delegate to such SubAdviser all of your rights, obligations and duties hereunder.

    6. Limitation of Liability of Adviser -- You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed when acting within the scope of his employment by the Fund to be acting in such employment solely for the Fund and not as your employee or agent.

    7. Duration and Termination of this Agreement -- This Agreement shall go into effect on the date hereof and, unless terminated as provided in this paragraph 6 or in paragraph 7 hereof shall continue in effect until [ _______ ]; thereafter it shall continue in effect from year to year but only so long as such continuance is approved at least annually by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund. In addition, this Agreement shall not be entered into, renewed or performed unless the terms of this Agreement and any renewal thereof have been approved by the vote of a majority of the Directors of the Fund, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated either by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund or by you. Such termination shall be effective after 60-days' notice and shall be without penalty. This Agreement shall automatically terminate in the event of its assignment.

    8. Amendment of this Agreement -- No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by the vote of a majority of the Fund's outstanding voting securities.

    9. Miscellaneous -- The captions in this Agreement are included for convenience or reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction of effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    As used in this Agreement, the terms "assignment" and "majority of the outstanding voting securities" shall have the meanings given to them by Sections 2(a)(4) and 2(a)(42), respectively, of the Investment Company Act of 1940.

    If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Fund, whereupon this letter shall become a binding contract.

                    Yours very truly,

                    KEYSTONE INTERNATIONAL FUND INC.

                    By: ------------------------------------------------------
                        Title:

The foregoing Agreement is hereby accepted as of the date thereof.

                    KEYSTONE INVESTMENT MANAGEMENT COMPANY

                    By: ------------------------------------------------------
                        Title:

                                                                     EXHIBIT F

                    SHARES OUTSTANDING ON OCTOBER 1, 1996

                                                                NUMBER OF
                                                            SHARES OUTSTANDING
NAME OF FUND                                                  AS OF 10/1/96
------------                                                ------------------
B-1 ......................................................      15,476,632
B-2 ......................................................      37,515,300
B-4 ......................................................     144,206,451
K-1 ......................................................     129,015,635
K-2 ......................................................      58,154,269
S-1 ......................................................       8,978,134
S-3 ......................................................      31,056,053
S-4 ......................................................     217,287,272
Adjustable Rate ..........................................       8,025,797
Institutional ............................................         210,000
International ............................................      19,065,898
Precious Metals ..........................................       7,870,692
Tax Free .................................................     212,183,210

                                                                     EXHIBIT G

                                     COMPENSATION OF TRUSTEES

                                                           COMPENSATION OF
                                         FISCAL YEAR        TRUSTEES AS A        ANNUAL       MEETING
NAME OF FUND                                ENDED               GROUP           RETAINER        FEE
----------                             ----------------  -------------------  ------------  -----------
B-1 .................................      10/31/95           $29,898           $2,000         $ 80
B-2 .................................       8/31/96            35,248            2,500          100
B-4 .................................       7/31/96            42,995            2,500          100
K-1 .................................       6/30/96            44,064            3,000          120
K-2 .................................      10/31/95            36,448            2,000           80
S-1 .................................       8/31/96             9,311              500           20
S-3 .................................       8/31/96             9,417              500           20
S-4 .................................       5/31/96            46,542            3,000          120
Adjustable Rate .....................       9/30/96                 0                0            0
Institutional .......................       6/30/96                 0                0            0
International .......................      10/31/95             8,476              500           20
Precious Metals .....................       2/28/96             9,336              500           20
Tax Free ............................      12/31/95            55,248            5,500          220

                                                                     EXHIBIT H

                              TRUSTEES' MEETINGS

                                                 FISCAL       BOARD OF        AUDIT        NOMINATING
                                                  YEAR        TRUSTEES      COMMITTEE      COMMITTEE
FUND                                             ENDED        MEETINGS      MEETINGS        MEETINGS
----                                              ----      ------------  -------------  --------------
B-1 ........................................    10/31/95         7              3              0
B-2 ........................................     8/31/96         6              2              1
B-4 ........................................     7/31/96         6              2              1
K-1 ........................................     6/30/96         6              2              1
K-2 ........................................    10/31/95         7              3              0
S-1 ........................................     8/31/96         6              2              1
S-3 ........................................     8/31/96         6              2              1
S-4 ........................................     5/31/96         6              2              0
Adjustable Rate ............................     9/30/96         7              2              2
Institutional ..............................    12/31/96         4              2              2
International ..............................    10/31/95         7              3              1
Precious Metals ............................     2/28/96         7              2              1
Tax Free ...................................    12/31/95         8              2              0

                                                                     EXHIBIT I

              KEYSTONE FUNDS ADVISED BY KIMCO WITH SUBSTANTIALLY
                        SIMILAR INVESTMENT OBJECTIVES


(1) LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES OF COMPANIES WITH SMALL MARKET CAPITALIZATIONS:


                                                                                               ANNUAL EXPENSE
                                   NET ASSETS            ANNUAL INVESTMENT ADVISORY          LIMITATION, IF ANY
                                      AS OF               FEES (PERCENT OF AVERAGE          (AS A PERCENTAGE OF
         FUND NAME                   9/30/96                  DAILY NET ASSETS)             AVERAGE NET ASSETS)*
         ---------                   -------                  -----------------             --------------------
Keystone                         $   99,047,880       Basic monthly fee of 1.00% up to              N/A
America Hartwell Emerging                             and including $100,000,000,
Growth Fund, Inc.                                     declining to 0.65% of amounts
                                                      over $400,000,000, plus an
                                                      incentive fee of up to  1/2 of 1%
                                                      depending on the fund's
                                                      investment performance relative
                                                      to the S&P 500


Keystone Small Company            1,887,126,536       0.70% of the first $100,000,000,              N/A
Growth Fund (S-4)                                     declining to 0.35% of amounts
                                                      over $1,500,000,000.

Keystone Small Company               49,961,602       0.70% of the first $100,000,000,   Class A, B and C expenses
Growth Fund II                                        declining to 0.35% of amounts      are limited to 1.95%,
                                                      over $1,500,000,000.               2.70% and 2.70%,
                                                                                         respectively, on a month-
                                                                                         by-month basis

Keystone Institutional                2,424,779       0.80% of the first $100,000,000,   Expenses are limited to
Trust - Small                                         declining to 0.65% of amounts      1.00% until 12/31/96 and
Capitalization Growth Fund                            over $250,000,000.                 month-by-month thereafter


(2) CURRENT INCOME CONSISTENT WITH LOW VOLATILITY OF PRINCIPAL BY
    INVESTING PRIMARILY IN ADJUSTABLE RATE SECURITIES:

                                                                                               ANNUAL EXPENSE
                                   NET ASSETS            ANNUAL INVESTMENT ADVISORY          LIMITATION, IF ANY
                                      AS OF               FEES (PERCENT OF AVERAGE          (AS A PERCENTAGE OF
         FUND NAME                   9/30/96                  DAILY NET ASSETS)             AVERAGE NET ASSETS)*
         ---------                   -------                  -----------------             --------------------


Keystone Capital                 $   70,932,291       2.0% of gross dividend and         Class A, B and C expenses
Preservation and Income                               interest income, plus 0.50% of     are limited to 0.90%,
Fund                                                  the first $100,000,000, declining  1.65% and 1.65%,
                                                      to 0.25% of amounts over           respectively, on a month-
                                                      $500,000,000.                      by-month basis

Keystone Institutional               80,334,379       0.30%                              KIMCO pays substantially
Adjustable Rate Fund                                                                     all of the Fund's expenses
                                                                                         from its fee

(3) HIGHEST POSSIBLE INCOME, EXEMPT FROM FEDERAL TAXES, WHILE
    PRESERVING CAPITAL BY INVESTING PRIMARILY IN MUNICIPAL BONDS:


                                                                                               ANNUAL EXPENSE
                                   NET ASSETS            ANNUAL INVESTMENT ADVISORY          LIMITATION, IF ANY
                                      AS OF               FEES (PERCENT OF AVERAGE          (AS A PERCENTAGE OF
         FUND NAME                   9/30/96                  DAILY NET ASSETS)             AVERAGE NET ASSETS)*
         ---------                   -------                  -----------------             --------------------

Keystone Tax Free Fund           $1,614,941,007       2.0% of gross dividend and                    N/A
                                                      interest income, plus 0.50% of
                                                      the first $100,000,000, declining
                                                      to 0.25% of amounts over
                                                      $500,000,000

Keystone Tax Free Income            130,422,171       2.0% of gross dividend and                    N/A
Fund                                                  interest income, plus 0.50% of
                                                      the first $100,000,000, declining
                                                      to 0.25% of amounts over
                                                      $500,000,000

(4) CURRENT INCOME AND CAPITAL APPRECIATION CONSISTENT WITH
    CONSERVATION OF PRINCIPAL:


                                                                                               ANNUAL EXPENSE
                                   NET ASSETS            ANNUAL INVESTMENT ADVISORY          LIMITATION, IF ANY
                                      AS OF               FEES (PERCENT OF AVERAGE          (AS A PERCENTAGE OF
         FUND NAME                   9/30/96                  DAILY NET ASSETS)             AVERAGE NET ASSETS)*
         ---------                   -------                  -----------------             --------------------
Keystone                         $1,507,263,796       1.5% of gross dividend and                    N/A
Balanced                                              interest income, plus 0.60% of
Fund (K-1)                                            the first $100,000,000, declining
                                                      to 0.30% of amounts over
                                                      $1,000,000,000

Keystone Balanced Fund II             5,918,452       1.5% of gross dividend and         Class A, B and C expenses
                                                      interest income, plus 0.60% of     are limited to 1.50% 2.25%
                                                      the first $100,000,000, declining  and 2.25%, respectively
                                                      to 0.30% of amounts over           through June 30, 1997 and
                                                      $1,000,000,000                     on a month-by-month basis
                                                                                         thereafter


(5) MONEY MARKET FUNDS THAT SEEK CURRENT INCOME WHILE PRESERVING CAPITAL:


                                                                                               ANNUAL EXPENSE
                                   NET ASSETS            ANNUAL INVESTMENT ADVISORY          LIMITATION, IF ANY
                                      AS OF               FEES (PERCENT OF AVERAGE          (AS A PERCENTAGE OF
         FUND NAME                   9/30/96                  DAILY NET ASSETS)             AVERAGE NET ASSETS)*
         ---------                   -------                  -----------------             --------------------

Keystone Liquid Trust            $  329,102,669       0.50% of the first $500,000,000,              N/A
                                                      declining to 0.40% of amounts
                                                      over $1,000,000,000


Master Reserves Trust                35,244,197       5% quarterly of gross income       KIMCO pays substantially
                                                      minus the Fund's net expenses.     all of the Fund's expenses
                                                                                         from its fee


(6) INCOME EXEMPT FROM FEDERAL AND STATE INCOME TAX IN A PARTICULAR STATE:


                                                                                               ANNUAL EXPENSE
                                   NET ASSETS            ANNUAL INVESTMENT ADVISORY          LIMITATION, IF ANY
                                      AS OF               FEES (PERCENT OF AVERAGE          (AS A PERCENTAGE OF
         FUND NAME                   9/30/96                  DAILY NET ASSETS)             AVERAGE NET ASSETS)*
         ---------                   -------                  -----------------             --------------------

Keystone State Tax Free          $  208,500,751       For each portfolio: 0.55% of the   For each portfolio, Class
Fund, which is comprised of                           first $50,000,000, declining to    A, B and C expenses are
the following portfolios:                             0.25% of amounts over              limited to 0.75%, 1.50%
 * Keystone Florida Tax                               $500,000,000                       and 1.50%, respectively,
   Free Fund                                                                             on a month-by-month basis
 * Keystone
   Massachusetts
   Tax Free Fund
 * Keystone
   Pennsylvania
   Tax Free Fund
 * Keystone New York
   Insured Tax Free Fund

Keystone State Tax Free              55,214,423       For each portfolio: 0.55% of the   For each portfolio, Class
Fund -- Series II, which is                           first $50,000,000, declining to    A, B and C expenses are
comprised of the following                            0.25% of amounts over              limited to 0.75%, 1.50%
portfolios:                                           $500,000,000                       and 1.50%, respectively,
 * Keystone California                                                                   on a month-by-month basis
   Insured Tax Free Fund
 * Keystone
   Missouri Tax
   Free Fund


*The expense limitations referred to herein are voluntary and temporary. See
 "Advisory Fee Waivers and Expense Subsidies" section of this Proxy Statement.


                                                                     EXHIBIT J

                                          INVESTMENT ADVISORY FEES
                                                                                                          ANNUAL
                                                                                                         EXPENSE
                                                                        AMOUNT OF          NET          LIMITATION,
                                                                         ADVISORY        AMOUNT        IF ANY (AS A
                                          FISCAL      NET ASSETS       FEE WITHOUT      OF ADVISORY     PERCENTAGE OF
                                           YEAR      ON SEPT. 30,        EXPENSE       FEE FOR LAST    AVERAGE NET
NAME OF FUND                              ENDED          1996          LIMITATION*     FISCAL YEAR         ASSETS)
--------------------------------------  ----------  --------------  -----------------  ------------   ---------------
Keystone Quality Bond Fund (B-1) .....   10/31/95   $  230,715,654      $1,876,672     $1,876,672         N/A
Keystone Diversified Bond Fund (B-2) .    8/31/96      559,514,552       3,481,728      3,481,728         N/A
Keystone High Income Bond Fund (B-4) .    7/31/96      608,072,883       3,788,171      3,788,171         N/A
Keystone Balanced Fund (K-1) .........    6/30/96    1,507,263,796       6,447,849      6,447,849         N/A
Keystone Strategic Growth Fund (K-2) .   10/31/95      495,847,080       2,779,544      2,779,544         N/A
Keystone Growth and Income Fund (S-1)     8/31/96      238,062,693       1,492,757      1,492,757         N/A
Keystone Mid-Cap Growth Fund (S-3) ...    8/31/96      296,988,272       1,908,509      1,908,509         N/A
Keystone Small Company
  Growth Fund (S-4) ..................    5/31/96    1,887,126,535       8,473,139      8,473,139         N/A
Keystone Institutional Adjustable
  Rate Fund ..........................    9/30/96       80,334,379         121,105        121,105     Limited to 0.55%
                                                                                                      for Class Y and
                                                                                                         0.30% for
                                                                                                          Class Z
Keystone Institutional Trust .........    6/30/96        2,424,779           9,209              0     Limited to 1.00%
Keystone International Fund Inc. .....   10/31/95      146,207,691         985,652        985,652         N/A
Keystone Precious Metals
  Holdings, Inc. .....................    2/28/96      183,434,527       1,354,605      1,354,605         N/A
Keystone Tax Free Fund ...............   12/31/95    1,614,941,007       5,327,202      5,327,202         N/A
Keystone America Hartwell Emerging
  Growth Fund, Inc. ..................    9/30/96       99,047,880         655,127        655,127         N/A
Keystone Balanced Fund II ............    6/30/97**      5,918,452           2,000              0     Limited to 1.50%
                                                                                                      for Class A and
                                                                                                         2.25% for
                                                                                                       Classes B & C
Keystone Capital Preservation and
  Income Fund ........................    9/30/96       70,932,291         493,147        152,131     Limited to 0.90%
                                                                                                      for Class A and
                                                                                                         1.65% for
                                                                                                       Classes B & C
Keystone Emerging Markets Fund .......   10/31/96***     1,410,832           4,999              0     Limited to 0.00%
                                                                                                        for Classes
                                                                                                          A, B, C
Keystone Fund for Total Return .......   11/30/95       76,411,739         300,290        300,290     Limited to 1.50%
                                                                                                        for Class A
Keystone Fund of the Americas ........   10/31/95      101,796,477       1,099,920      1,099,920         N/A
Keystone Global Opportunities Fund ...    9/30/96      760,814,697       2,198,709      2,198,709         N/A
Keystone Global Resources and
  Development Fund ...................    3/31/96       23,675,381         217,332        217,332         N/A
Keystone Government Securities Fund ..    7/31/96       49,686,570         365,012        212,093     Limited to 1.15%
                                                                                                      for Class A and
                                                                                                         1.90% for
                                                                                                       Classes B & C
Keystone Intermediate Term Bond Fund .    7/31/96       36,360,905         273,644         82,548     Limited to 1.10%
                                                                                                      for Class A and
                                                                                                         1.85% for
                                                                                                       Classes B & C
Keystone Liquid Trust ................    6/30/96      329,102,669       1,359,239      1,359,239         N/A
Keystone Omega Fund ..................   12/31/95      258,883,032       1,280,436      1,280,436         N/A
Keystone Small Company Growth Fund II     5/31/96       49,961,602          21,221              0     Limited to 1.95%
                                                                                                      for Class A and
                                                                                                         2.70% for
                                                                                                       Classes B & C
Keystone State Tax Free Fund..........    3/31/96      208,500,751       1,168,889        449,481     Limited to 0.75%
                                                                                                      for Class A and
                                                                                                         1.50% for
                                                                                                       Classes B & C
Keystone State Tax Free Fund II ......   11/30/95       55,214,423         233,519         21,379     Limited to 0.75%
                                                                                                      for Class A and
                                                                                                         1.50% for
                                                                                                       Classes B & C
Keystone Strategic Income Fund .......    7/31/96      220,559,401       1,663,669      1,663,669         N/A
Keystone Tax Free Income Fund ........   11/30/95      130,422,171         919,802        919,802         N/A
Keystone World Bond Fund .............   10/31/95       14,626,084          93,806         93,806         N/A

  * The expense limitations referred to herein are voluntary and temporary. See "Advisory Fee Waivers and Expenses
    Subsidies" section of this Proxy Statement.
 ** Balanced Fund began operations on September 3, 1996; these fees are for the period from September 3, 1996 to
    September 30, 1996.
*** Emerging Markets began operations on February 20, 1996; these fees are for the period from February 20, 1996 to
    September 30, 1996.

                                                                     EXHIBIT K
                          DISTRIBUTION PLAN EXPENSES


                                              DISTRIBUTION PLAN    DEFERRED
                                              EXPENSES PAID BY   SALES CHARGES
                                     FISCAL      THE FUND TO        PAID TO
                                      YEAR        PRINCIPAL        PRINCIPAL
NAME OF FUND                         ENDED       UNDERWRITER      UNDERWRITER
---------                            ------   -----------------  -------------
B-1 ............................    10/31/95     $ 3,107,302      $  379,967
B-2 ............................     8/31/96       6,610,025         655,758
B-4 ............................     7/31/96       6,747,276         862,707
K-1 ............................     6/30/96      14,166,573       1,167,950
K-2 ............................    10/31/95       4,584,433         484,167
S-1 ............................     8/31/96       1,788,290          98,000
S-3 ............................     8/31/96       2,154,063          52,515
S-4 ............................     5/31/96      18,458,861       1,916,107
Adjustable Rate - Class Y ......     9/30/96          23,210          N/A
Adjustable Rate - Class Z ......     9/30/96         N/A              N/A
Institutional ..................     6/30/96         N/A              N/A
International ..................    10/31/95       1,316,980         375,704
Precious Metals ................     2/28/96       1,979,775         659,545
Tax Free .......................    12/31/95       4,719,697          95,377

                                                                     EXHIBIT L

                                             BROKERAGE BY FUND
                                                                                                % OF FUND'S     % OF FUND'S
                                                                                                  AGGREGATE       AGGREGATE
                                                                                                  BROKERAGE       BROKERAGE
                                                 BROKERAGE                                       COMMISSIONS     COMMISSIONS
                                                 COMMISSIONS     BROKERAGE       BROKERAGE         PAID TO         PAID TO
                                  FISCAL           PAID BY       COMMISSIONS     COMMISSIONS       KOKUSAI          NOMURA
                                   YEAR            FUND           PAID TO         PAID TO         FOR LAST        FOR LAST
FUND                               ENDED          FOR FYE         KOKUSAI          NOMURA       FISCAL YEAR     FISCAL YEAR
----                              ----       ---------------  --------------  --------------  --------------  --------------
B-1 ........................    10/31/95           N/A             N/A             N/A             N/A             N/A
B-2 ........................     8/31/96           N/A             N/A             N/A             N/A             N/A
B-4 ........................     7/31/96           N/A             N/A             N/A             N/A             N/A
K-1 ........................     6/30/96       $ 3,079,117       $ 78,964        $   980           2.56%           .03%
K-2 ........................    10/31/95         2,920,975        100,718         11,739           3.45%           .40%
S-1 ........................     8/31/96         1,540,872        169,998         21,019          11.03%          1.36%
S-3 ........................     8/31/96         2,266,036         49,759          6,370           2.20%           .28%
S-4 ........................     5/31/96        15,176,376        103,309          N/A              .68%           N/A
Adjustable Rate ............     9/30/96           N/A             N/A             N/A             N/A             N/A
Institutional ..............     6/30/96            17,392         N/A             N/A             N/A             N/A
International ..............    10/31/95           810,683        136,740         35,672          16.87%          4.44%
Precious Metals ............     2/28/96           216,048         1,750           N/A              .81%           N/A
Tax Free ...................    12/31/95           N/A             N/A             N/A             N/A             N/A

                                                                     EXHIBIT M


                  FEES PAID TO KIRC AND FUND ADMINISTRATION

                                                FEES PAID        FEES PAID
                                                    TO            TO FUND
                                    FISCAL         KIRC       ADMINISTRATION
                                     YEAR       DURING LAST     DURING LAST
         NAME OF FUND                ENDED      FISCAL YEAR     FISCAL YEAR
         ------------                -----      -----------     -----------
B-1............................    10/31/95     $  729,430       $25,306
B-2 ...........................     8/31/96      1,454,352        22,638
B-4............................     7/31/96      1,927,228        18,334
K-1 ...........................     6/30/96      3,226,256        19,572
K-2 ...........................    10/31/95      1,296,268        24,342
S-1 ...........................     8/31/96        611,194        15,735
S-3 ...........................     8/31/96        711,550        24,767
S-4 ...........................     5/31/96      3,683,215        20,669
Adjustable Rate ...............     9/30/96              0             0
Institutional .................     6/30/96          1,000          N/A
International .................    10/31/95        616,119        21,518
Precious Metals ...............     2/28/96        831,209        19,093
Tax Free ......................    12/31/95      1,433,700        21,661

                                                                     EXHIBIT N

                LIST OF SHAREHOLDERS WITH FUND OWNERSHIP OF 5%

                                                                         # OF SHARES         % OF
NAME OF FUND                            REGISTRATION                         OWNED           FUND
------------                            ------------                         -----           ----
Institutional Trust       Board of Trustees of Sheet                       200,000.000      95.238%
                            Metal Workers
                          Local No. 85, Pension Fund
                          3835 Presidential Parkway, Suite 123
                          Atlanta, GA 30340-3723


Adjustable Rate --        Solano Partnership Health Plan                 1,124,820.266      75.499%
  Class Y                 ATTN: Deborah Cox
                          421 Executive Ct N #A
                          Suisun, CA 94585-4019

                          Skyline Telephone Membership Corp.               107,805.851       7.236%
                          ATTN; Hobart G. Davis
                          P.O. Box 759
                          Jefferson, NC 28694-0759


                          Willian H. Morgan, Jr.                           103,157.587       6.924%
                          906 Weightman
                          Greenwood, MS 38930-2438


Adjustable Rate --        Bank of New York Trustee                       4,368,060.008      63.809%
  Class Z                 FBO Saatchi & Saatchi Cash
                            Bal. Retirement Plan Trust
                          ATTN: Ms. Amy Nellissen
                          375 Hudson Street
                          New York, NY 10014-3658

                          Ampex Retirement Master Trust                  1,743,219.774      25.465%
                          P.O. Box 1992
                          Boston, MA 02105-1992


                          Keystone Investment Distributors Co.             514,483.793       7.516%
                          ATTN: Corporate Finance Dept.,
                            21st Floor
                          200 Berkeley Street
                          Boston, MA 02116-5022

                                [LOGO] KEYSTONE
                                       INVESTMENTS


October 21, 1996


Dear Shareholder:

    On December 9, 1996, a Special Meeting of Shareholders of the Keystone Funds will be held in connection with the proposed acquisition of Keystone Investments, Inc. by First Union Corporation, the nation's sixth largest bank holding company whose organization manages the Evergreen Group of Mutual Funds. The enclosed proxy material describes the important matters to be voted upon at that meeting.

    If you will be unable to attend the special meeting in person, we ask that you sign the enclosed proxy card and return it as soon as possible in the accompanying postage-paid envelope. IT IS VERY IMPORTANT THAT YOU VOTE PROMPTLY SO THAT WE MAY ENSURE THAT THE NECESSARY QUORUM OF VOTING SHARES IS REPRESENTED AT THE MEETING.

    If the proposals described in the proxy statement are approved,

    * Keystone Investment Management Company, your Fund's investment adviser, will become a subsidiary of First Union Corporation and

    * Certain Independent Trustees of the Evergreen Funds will join the present Independent Trustees on the Boards of the Keystone Funds.

    THE PROPOSED ACQUISITION WILL NOT ALTER THE INVESTMENT STRATEGY OR OBJECTIVES OF YOUR FUND, WILL NOT CHANGE YOUR FUND'S MANAGEMENT CONTRACT, AND WILL NOT INCREASE YOUR FUND'S MANAGEMENT FEES.

    The Independent Trustees of the Keystone Funds have unanimously approved the proposals and encourage you to do the same. They believe that the acquisition of Keystone by First Union will create significant opportunities for benefits to the shareholders of the Keystone Funds in a number of meaningful ways, including,

    * Significantly increased financial strength and stability that should enhance Keystone's ability to attract and retain top quality investment, administrative and service personnel and provide opportunities for enhanced future technology and administrative services for the Funds. First Union has indicated its intention to devote the resources necessary for it to become one of the largest mutual fund organizations in the country.

    * Potential economies of scale in the Keystone Funds' shareholder servicing and transfer agency operations by incorporating the Evergreen Funds into the Keystone operations.

    * Potential growth of the Keystone Funds through the retail brokerage affiliates of First Union, which will make shares available throughout its network. It has become clear that competitive growth in fund assets is necessary to attract and retain top quality investment, administrative and service personnel.

    * Future ability to exchange shares of Keystone Funds for shares of the Evergreen Funds, including types of funds not currently offered by Keystone.

    The accompanying proxy materials are, by their nature, lengthy and complex. If you have any questions, please call 1-800-343-2898.

    Of course, we will be delighted if you can attend the meeting and discuss these proposals, or any other relevant matter, with us personally. If, however, time or distance precludes you from joining us, IT IS IMPORTANT THAT YOU ACT PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD SO THAT WE WILL HAVE A QUORUM AT THE MEETING ON DECEMBER 9.

    We appreciate your continued support and look forward to receiving your votes of approval.


    Sincerely yours,


  /s/Albert H. Elfner, III                     /s/George S. Bissell
     Albert H. Elfner, III                        George S. Bissell
       Chairman and Chief Executive                  Chairman, Board of Trustees
       Officer, Keystone Investments, Inc.           Keystone Mutual Funds

                                                                           MTG
                                [LOGO] KEYSTONE
                                       INVESTMENTS


October 21, 1996


Dear Shareholder:

    On December 9, 1996, a Special Meeting of Shareholders of the Keystone Funds will be held in connection with the proposed acquisition of Keystone Investments, Inc. by First Union Corporation, the nation's sixth largest bank holding company whose organization manages the Evergreen Group of Mutual Funds. The enclosed proxy material describes the important matters to be voted upon at that meeting.

    If you will be unable to attend the special meeting in person, we ask that you sign the enclosed proxy card and return it as soon as possible in the accompanying postage-paid envelope. IT IS VERY IMPORTANT THAT YOU VOTE PROMPTLY SO THAT WE MAY ENSURE THAT THE NECESSARY QUORUM OF VOTING SHARES IS REPRESENTED AT THE MEETING.

    If the proposals described in the proxy statement are approved,

    * Keystone Investment Management Company, your Fund's investment adviser, will become a subsidiary of First Union Corporation and

    * Certain Independent Trustees of the Evergreen Funds will join the present Independent Trustees on the Boards of the Keystone Funds.

    THE PROPOSED ACQUISITION WILL NOT ALTER THE INVESTMENT STRATEGY OR OBJECTIVES OF YOUR FUND, WILL NOT CHANGE YOUR FUND'S MANAGEMENT CONTRACT, AND WILL NOT INCREASE YOUR FUND'S MANAGEMENT FEES.

    The Independent Trustees of the Keystone Funds have unanimously approved the proposals and encourage you to do the same. They believe that the acquisition of Keystone by First Union will create significant opportunities for benefits to the shareholders of the Keystone Funds in a number of meaningful ways, including,

    * Significantly increased financial strength and stability that should enhance Keystone's ability to attract and retain top quality investment, administrative and service personnel and provide opportunities for enhanced future technology and administrative services for the Funds. First Union has indicated its intention to devote the resources necessary for it to become one of the largest mutual fund organizations in the country.

    * Potential economies of scale in the Keystone Funds' shareholder servicing and transfer agency operations by incorporating the Evergreen Funds into the Keystone operations.

    * Potential growth of the Keystone Funds through the retail brokerage affiliates of First Union, which will make shares available throughout its network. It has become clear that competitive growth in fund assets is necessary to attract and retain top quality investment, administrative and service personnel.

    * Future ability to exchange shares of Keystone Funds for shares of the Evergreen Funds, including types of funds not currently offered by Keystone.

    Of course, we will be delighted if you can attend the meeting and discuss these proposals, or any other relevant matter, with us personally. If, however, time or distance precludes you from joining us, IT IS IMPORTANT THAT YOU ACT PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD SO THAT WE WILL HAVE A QUORUM AT THE MEETING ON DECEMBER 9.

    We appreciate your continued support and look forward to receiving your votes of approval.


    Sincerely yours,


  /s/Albert H. Elfner, III                     /s/George S. Bissell
     Albert H. Elfner, III                        George S. Bissell
       Chairman and Chief Executive                  Chairman, Board of Trustees
       Officer, Keystone Investments, Inc.           Keystone Mutual Funds

                          EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                          You can help reduce the cost of additional mailings by
[Logo]  KEYSTONE          promptly returning your signed proxy. No matter how
        INVESTMENTS       many shares you own, your vote counts!

                          PLEASE SIGN AND RETURN YOUR PROXY TODAY!

           Please fold and detach card at perforation before mailing

FUND NAME PRINTS HERE        PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
                                          TO BE HELD ON MONDAY, DECEMBER 9, 1996


    The undersigned, revoking all Proxies heretofore given, hereby appoints Messrs. George S. Bissell and Albert H. Elfner, III and Ms. Rosemary D. Van Antwerp, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at a meeting of shareholders to be held at 3:00 P.M., Boston time, on Monday December 9, 1996 at the offices of the Fund, 200 Berkeley Street, Boston, Massachusetts and at all adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, on the proposals set forth in the Notice of such meeting, substantially as described in the Proxy Statement accompanying such Notice as follows:


                                       NOTE: PLEASE SIGN IN BOX BELOW EXACTLY AS
                                       YOUR NAME(S) APPEAR ON THIS CARD.

                                       Dated: ____________________, 1996

                                       NOTE: When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.



                                       _________________________________________



                                       _________________________________________
                                                     Signature(s)              K

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (DIRECTORS) OF THE FUND.
THE BOARD OF TRUSTEES (DIRECTORS) OF THE FUND RECOMMENDS A VOTE FOR PROPOSALS 1
                                                                ---
THROUGH 4, INCLUDING A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE
                            ---
(DIRECTOR).
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL IF
                                                            ---
NO CHOICE IS INDICATED.


THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OF BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]


           Please fold and detach card at perforation before mailing


1. FOR THE SHAREHOLDERS OF ALL FUNDS,      FOR      AUTHORITY TO VOTE
to elect the following persons as                    WITHHELD ON ALL
Trustee (Director) of the Fund:                    TRUSTEES (DIRECTORS)
Laurence B. Ashkin, Frederick Amling,
Charles A. Austin III, Foster Bam,         [ ]             [ ]
George S. Bissell, Edwin D. Campbell,
Charles F. Chapin, K. Dun Gifford,
James S. Howell, Leroy Keith, Jr.,
F. Ray Keyser, Gerald M. McDonnell,
Thomas L. McVerry, William Walt
Pettit, David M. Richardson, Russell
A. Salton, III M.D., Michael S.
Scofield, Richard J. Shima and Andrew
J. Simons, subject to the completion
of the Merger, substantially as described in the Proxy Statement.


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PLEASE WRITE HIS NAME BELOW:)

--------------------------------------------------------------------------------


2. FOR THE SHAREHOLDERS OF ALL FUNDS,      FOR           AGAINST         ABSTAIN
to approve an Investment Advisory and      [ ]             [ ]             [ ]
Management Agreement between Keystone
Investment Management Company and the
Fund, subject to completion of the
Merger, substantially as described
in the Proxy Statement. (Advisory fee
rates will NOT change.)


3. FOR THE SHAREHOLDERS OF KEYSTONE        [ ]             [ ]             [ ]
INTERNATIONAL FUND INC. ONLY, to
approve an amendment to the Fund's
By-Laws to permit the Board of
Directors to fix the number of
Directors from time to time.


4. FOR THE SHAREHOLDERS OF EACH OF         [ ]             [ ]             [ ]
KEYSTONE INTERNATIONAL FUND INC. AND
KEYSTONE PRECIOUS METALS HOLDINGS, INC.
ONLY, to ratify the selection of KPMG
Peat Marwick LLP as the independent
public accountant of the Fund for its
current fiscal year.


             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.